Exhibit 10.6

EXECUTION VERSION

SECOND LIEN NOTES COLLATERAL AGREEMENT,

dated as of June 7, 2019,

among

each Grantor party hereto

and

ANKURA TRUST COMPANY, LLC,
as Trustee and as Collateral Agent

Reference is made to the ABL/Term Loan/Notes Intercreditor Agreement dated as of June 7, 2019 (as amended, restated, supplemented or otherwise modified from time to time, the “ABL/Term Loan/Notes Intercreditor Agreement”), among Deutsche Bank AG New York Branch as ABL Agent (as defined therein), Credit Suisse AG, Cayman Islands Branch, as Term Loan Agent (as defined therein), Ankura Trust Company, LLC, as New Second Lien Notes Collateral Agent (as defined therein) and Wilmington Trust, National Association, as New Third Lien Notes Collateral Agent (as defined therein) and acknowledged by Holdings (as defined therein), the Issuers and the Subsidiaries from time to time party thereto.  Notwithstanding anything herein to the contrary, the lien and security interest granted to the Collateral Agent, for the benefit of the secured parties hereunder and the exercise of any right or remedy by the Collateral Agent and the other secured parties hereunder are subject to the provisions of the ABL/Term Loan/Notes Intercreditor Agreement.  In the event of any conflict or inconsistency between the provisions of the ABL/Term Loan/Notes Intercreditor Agreement and this Agreement, the provisions of the ABL/Term Loan/Notes Intercreditor Agreement shall control.

Notwithstanding anything herein to the contrary, the lien and security interest granted to the Collateral Agent pursuant to this Agreement and the exercise of any right or remedy by the Collateral Agent hereunder are subject to the provisions of the Junior Lien Intercreditor Agreement, dated as of June 7, 2019 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Junior Lien Intercreditor Agreement”), among CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Initial First Lien Representative, CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Initial First Lien Collateral Agent, ANKURA TRUST COMPANY, LLC, as Initial Second Lien Representative, ANKURA TRUST COMPANY, LLC, as Initial Second Lien Collateral Agent, WILMINGTON TRUST, NATIONAL ASSOCIATION, as 8.000% Notes Representative, WILMINGTON TRUST, NATIONAL ASSOCIATION, as 8.750% Notes Representative, WILMINGTON TRUST, NATIONAL ASSOCIATION, as Initial Third Lien Collateral Agent and certain other persons party or that may become party thereto from time to time.  In the event of any conflict between the terms of the Junior Lien Intercreditor Agreement and this Agreement, the terms of the Junior Lien Intercreditor Agreement shall govern and control.

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Schedules

Schedule I	Pledged Stock; Debt Securities
Schedule II	Intellectual Property
Schedule III	Filing Jurisdictions
Schedule IV	Commercial Tort Claims

Exhibits

Exhibit I	Form of Supplement to the Collateral Agreement
Exhibit II	Form of Trademark Security Agreement
Exhibit III	Form of Patent Security Agreement
Exhibit IV	Form of Copyright Security Agreement

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SECOND LIEN NOTES COLLATERAL AGREEMENT dated as of June 7, 2019 (as amended, amended and restated, supplemented or otherwise modified from time to time, this “Agreement”), among each party identified as a “Grantor” on the signature pages hereto (together with any other entity that may become a party hereto as a Grantor as provided herein, each a “Grantor” and, collectively, the “Grantors”) and ANKURA TRUST COMPANY, LLC, as Trustee (in such capacity, the “Trustee”) and as Collateral Agent for the Secured Parties (as defined below) (in such capacity, the “Collateral Agent”).

RECITALS

(1)                                 Reference is made to that certain Indenture, dated as of June 7, 2019 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Indenture”), among NEIMAN MARCUS GROUP LTD LLC, a Delaware limited liability company (the “Issuer”), MARIPOSA BORROWER, INC., a Delaware corporation (the “Corporate Co-Issuer”), THE NEIMAN MARCUS GROUP LLC, a Delaware limited liability company (the “LLC Co-Issuer”), The NMG Subsidiary LLC, a Delaware limited liability company (the “New Co-Issuer Subsidiary” and, together with Corporate Co-Issuer and the LLC Co-Issuer, the “Co-Issuers” and, together with the Issuer, the “Issuers”), the guarantors party thereto from time to time and the Trustee, governing the 14.00% Second Lien Notes due 2024 (the “Notes”) of the Issuers.

(2)                                 The Grantors will derive substantial benefits from the issuance and sale of such notes pursuant to the Indenture and in consideration thereof has agreed to secure its obligations under the Notes Documents, as set forth herein.

AGREEMENT

Accordingly, the parties hereto agree as follows:

ARTICLE I

DEFINITIONS

SECTION 1.01.            Indenture.

(a)           Unless otherwise defined herein, terms defined in the Indenture and used herein have the meanings assigned to them in the Indenture, and the following terms which are defined in the UCC are used herein as so defined (and if defined in more than one article of the UCC have the meaning specified in Article 9 thereof):  Accounts, Account Debtor, As-Extracted Collateral, Authenticate, Certificated Security, Chattel Paper, Commodity Account, Commodity Contract, Commodity Intermediary, Deposit Account, Documents, Electronic Chattel Paper, Entitlement Order, Equipment, Farm Products, Financial Asset, Fixtures, Goods, Health-Care-Insurance Receivable, Instruments, Inventory, Letter of Credit Rights, Manufactured Homes, Money, Payment Intangibles, Securities Account, Securities Intermediary, Security, Security Entitlement, Supporting Obligations, Tangible Chattel Paper and Uncertificated Security.

(b)           The rules of construction specified in Section 1.3 of the Indenture also apply, mutatis mutandis, to this Agreement.

SECTION 1.02.            Other Defined Terms.  As used in this Agreement, the following terms have the meanings specified below:

“Agreement” has the meaning assigned to such term in the introductory paragraph hereto.

“Article 9 Collateral” has the meaning assigned to such term in Section 4.01(1).

“Collateral” means the collective reference to Article 9 Collateral and Pledged Collateral.

“Collateral Agent” has the meaning assigned to such term in the introductory paragraph to this Agreement.

“Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as amended from time to time, and any successor statute.

“Consignment Inventory” means any Inventory held by a Grantor on a consignment basis, which Inventory is not owned by a Grantor (and would not be reflected on a consolidated balance sheet of the Grantors and their Subsidiaries prepared in accordance with GAAP).

“Consignment Proceeds” means any proceeds from the sale of any Consignment Inventory, solely to the extent that such proceeds are identifiable proceeds from the sale of Consignment Inventory and that the applicable Grantor identifies such proceeds as such through a method of tracing.

“Control” has the meaning set forth in Article 8 or, if applicable, in Section 9-104, 9-105, 9-106 or 9-107 of Article 9 of the UCC.

“Control Agreement” means a deposit account control agreement, a securities account control agreement or a commodity account control agreement, as applicable, which provides the Collateral Agent with Control of any such accounts.

“Copyright License” means any written agreement, now or hereafter in effect, granting any right to any Grantor under any Copyright now or hereafter owned by any third party, and all rights of any Grantor under any such agreement (including any such rights that such Grantor has the right to license).

“Copyrights” means all of the following which any Grantor now or hereafter owns or in which any Grantor now or hereafter has an interest (pursuant to a Copyright License or otherwise):

(1)                                 all copyright rights in any work subject to the copyright laws of the United States or any other country, whether as author, assignee, transferee or otherwise;

(2)                                 all registrations and applications for registration of any such copyright in the United States or any other country, including registrations, supplemental registrations and pending applications for registration in the United States Copyright Office and the right to obtain all renewals thereof, including those listed on Schedule II;

(3)                                 all claims for, and rights to sue for, past or future infringements of any of the foregoing; and

(4)                                 all income, royalties, damages and payments now or hereafter due and payable with respect to any of the foregoing, including damages and payments for past or future infringement thereof.

“DDA” means any checking or other demand deposit account maintained by the Grantors.

“Event of Default” means an “Event of Default” as defined in the Indenture

“Excluded Accounts” means any DDA, Securities Account, Commodity Account or any other Deposit Account of any Grantor (and all Cash, Cash Equivalents and other securities or investments credited thereto or deposited therein): (1) that does not have an individual daily balance in excess of $500,000, or in the aggregate with each other account described in this clause (1), in excess of $5.0 million; (2) the balance of which is swept at the end of each Business Day into a Deposit Account, Securities Account or Commodity Account subject to a Control Agreement, so long as such daily sweep is not terminated or modified (other than to provide that the balance in such Deposit Account, Securities Account or Commodity Account is swept into another Deposit Account, Securities Account or Commodity Account subject to a Control Agreement) without the consent of the Collateral Agent; (3) that is a Trust Account, Specified Segregated Account (as defined in the ABL Credit Agreement) or Designated Disbursement Account (as defined in the ABL Credit Agreement); or (4) to the extent that it is cash collateral for letters of credit to the extent permitted under Section 3.5 of the Indenture; provided, in no event shall any Controlled Account be an Excluded Account.

“Federal Securities Laws” has the meaning assigned to such term in Section 5.03.

“Grantor” and “Grantors” have the meanings assigned to such terms in the introductory paragraph to this Agreement.  For the avoidance of doubt, “Grantors” shall not include Extended Term Loan PropCo or Notes PropCo.

“Indenture” has the meaning assigned to such term in the recitals to this Agreement.

“Intellectual Property” means all intellectual property of every kind and nature that any Grantor now or hereafter owns or in which any Grantor now or hereafter has an interest, including inventions, designs, Patents, Copyrights, Trademarks, trade secrets, domain names, confidential or proprietary technical and business information or know-how.

“Intellectual Property Collateral” has the meaning assigned to such term in Section 4.02(8).

“Intellectual Property Security Agreement” means a Trademark Security Agreement in substantially the form of Exhibit II hereto, a Patent Security Agreement in substantially the form of Exhibit III hereto, or a Copyright Security Agreement in substantially the form of Exhibit IV hereto.

“Intercreditor Agreement” means each of the ABL/Term Loan/Notes Intercreditor Agreement and the Junior Lien Intercreditor Agreement.

“IP Agreements” means all material Copyright Licenses, Patent Licenses and Trademark Licenses, and all other agreements, permits, consents, orders and franchises relating to the license, development, use or disclosure of any material Intellectual Property to which a Grantor, now or hereafter, is a party or a beneficiary, including the agreements set forth on Schedule II hereto.

“Leased-Department Inventory” means any Inventory relating to a leased department within one of the Grantors’ retail stores, which Inventory is not owned by a Grantor (and would not be reflected on a consolidated balance sheet of the Grantors and their Subsidiaries prepared in accordance with GAAP).

“Leased-Department Proceeds” means any proceeds from the sale of any Leased-Department Inventory, solely to the extent that such proceeds are identifiable proceeds from the sale of Leased-Department Inventory and that the Grantor identifies such proceeds as such through a method of tracing.

“Material Adverse Effect” means a material adverse effect on:

(1)                                       the business, financial condition or results of operations, in each case, of the Note Parties and their Restricted Subsidiaries (taken as a whole);

(2)                                       the ability of the Note Parties (taken as a whole) to perform their payment obligations under the Notes Documents; or

(3)                                       the rights and remedies of the Trustee and the Holders (taken as a whole) under the Notes Documents.

“Patent License” means any written agreement, now or hereafter in effect, granting to any Grantor any right to make, use or sell any invention covered by a Patent, now or hereafter owned by any third party (including any such rights that such Grantor has the right to license) and all rights of any Grantor under any such agreement.

“Patents” means all of the following which any Grantor now or hereafter owns or in which any Grantor now or hereafter has an interest (pursuant to a Patent License or otherwise):

(1)                                 all letters patent of the United States or the equivalent thereof in any other country or jurisdiction, including those listed on Schedule II, and all applications for letters patent of the United States or the equivalent thereof in any other country or jurisdiction, including those listed on Schedule II;

(2)                                 all provisionals, reissues, extensions, continuations, divisions, continuations-in-part, reexaminations or revisions thereof, and the inventions disclosed or claimed therein, including the right to make, use, import and/or sell the inventions disclosed or claimed therein;

(3)                                 all claims for, and rights to sue for, past or future infringements of any of the foregoing; and

(4)                                 all income, royalties, damages and payments now or hereafter due and payable with respect to any of the foregoing, including damages and payments for past or future infringement thereof.

“Pledged Collateral” has the meaning assigned to such term in Section 3.01(5).

“Pledged Debt Securities” has the meaning assigned to such term in Section 3.01.

“Pledged Securities” means any promissory notes, stock certificates or other certificated securities now or hereafter included in the Pledged Collateral, including all certificates, instruments or other documents representing or evidencing any Pledged Collateral.

“Pledged Stock” has the meaning assigned to such term in Section 3.01.

“Secured Obligations” means the “Note Obligations” as defined in the Indenture.

“Secured Parties” means the Trustee, the Collateral Agent, the other Agents and the Holders.

“Security Interest” has the meaning assigned to such term in Section 4.01(1).

“Termination Date” means the date on which the principal of and interest on the Notes, all fees and all other expenses or amounts payable under the Notes Documents have been paid in full (other than in respect of contingent indemnification and expense reimbursement claims not then due).

“Trademark License” means any written agreement, now or hereafter in effect, granting to any Grantor any right to use any Trademark now or hereafter owned by any third party (including any such rights that such Grantor has the right to license).

“Trademarks” means all of the following which any Grantor now or hereafter owns or in which any Grantor now or hereafter has an interest (pursuant to a Trademark License or otherwise):

(1)                                 all trademarks, service marks, corporate names, company names, business names, fictitious business names, trade styles, trade dress, logos, other source or business identifiers, designs and general intangibles of like nature, now existing or hereafter adopted or acquired, all registrations thereof (if any), and all registration applications filed in connection therewith, including registrations and registration applications in the United States Patent and Trademark Office or any similar offices in any State of the United States or any other country or any political subdivision thereof (except for “intent-to-use” applications for trademark or service mark registrations filed pursuant to Section 1(b) of the Lanham Act, 15 U.S.C. § 1051, unless and until an Amendment to Allege Use or a Statement of Use under Sections 1(c) and 1(d) of the Lanham Act has been filed, to the extent that, and solely during the period for which, any assignment of an “intent-to-use” application prior to such filing would violate the Lanham Act), and all renewals thereof, including those listed on Schedule II;

(2)                                 all goodwill associated therewith or symbolized thereby;

(3)                                 all claims for, and rights to sue for, past or future infringements of any of the foregoing; and

(4)                                 all income, royalties, damages and payments now or hereafter due and payable with respect to any of the foregoing, including damages and payments for past or future infringement thereof.

“Trust Account” means any accounts or trusts used solely to hold Trust Funds.

“Trust Funds” means cash, cash equivalents or other assets comprised of:

(1)                                 funds used for payroll and payroll taxes and other employee benefit payments to or for the benefit of such Grantor’s employees;

(2)                                 all taxes required to be collected, remitted or withheld (including Federal and state withholding taxes (including the employer’s share thereof)); and

(3)                                 any other funds which a Grantor or any of the Restricted Subsidiaries holds in trust or as an escrow or fiduciary for another person which is not a Restricted Subsidiary.

“Trustee” has the meaning assigned to such term in the introductory paragraph to this Agreement.

“Uniform Commercial Code” or “UCC” means the Uniform Commercial Code as in effect from time to time in the State of New York; provided, however, that in the event that, by reason of mandatory provisions of law, any or all of the perfection or priority of, or remedies with respect to, any Collateral is governed by the Uniform Commercial Code as enacted and in effect in a jurisdiction other than the State of New York, the term “Uniform Commercial Code” or “UCC” shall mean the Uniform Commercial Code as enacted and in effect in such other jurisdiction solely for purposes of the provisions hereof relating to such perfection, priority or remedies.

ARTICLE II

[RESERVED]

ARTICLE III

PLEDGE OF SECURITIES

SECTION 3.01.            Pledge.  As security for the payment or performance, as the case may be, in full of its Secured Obligations, each Grantor hereby pledges to the Collateral Agent, its successors and permitted assigns, for the benefit of the Secured Parties, and hereby grants to the Collateral Agent, its successors and permitted assigns, for the benefit of the Secured Parties, a security interest in all of such Grantor’s right, title and interest in, to and under:

(1)                                 the Equity Interests (a) directly owned by such Grantor as of the Issue Date and (b) obtained by such Grantor after the Issue Date and, in each case, the certificates representing all such Equity Interests, in each case, other than any Excluded Assets (the Equity Interests described in the foregoing clauses (a) and (b), collectively, but excluding any Excluded Assets, the “Pledged Stock”);

(2)                                 the promissory notes and any instruments evidencing Indebtedness (a) owned by such Grantor as of the Issue Date and (b) issued to such Grantor after the Issue Date, other than any Excluded Assets (the instruments described in the foregoing clauses (a) and (b), collectively, but excluding any Excluded Assets, the “Pledged Debt Securities”);

(3)                                 subject to Section 3.05 hereof, all payments of principal or interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of, in exchange for or upon the conversion of, and all other proceeds received in respect of, the securities referred to in the foregoing clauses (1) and (2);

(4)                                 subject to Section 3.05 hereof, all rights and privileges of such Grantor with respect to the securities and other property referred to in the foregoing clauses (1), (2) and (3) above; and

(5)                                 all proceeds of any of the foregoing items referred to in clauses (1) through (4) above, but excluding any Excluded Assets (the items referred to in clauses (1) through (5) of this Section 3.01, collectively, the “Pledged Collateral”).

Notwithstanding anything to the contrary in this Agreement or any other Notes Document, none of the Pledged Stock, Pledged Debt Securities or Pledged Collateral will include nor will the security interests granted hereunder attach to any Excluded Asset.

TO HAVE AND TO HOLD the Pledged Collateral, together with all right, title, interest, powers, privileges and preferences pertaining or incidental thereto, unto the Collateral Agent, its successors and permitted assigns, for the benefit of the Secured Parties, forever, subject, however, to the terms, covenants and conditions hereinafter set forth and in each case subject to the Indenture.

SECTION 3.02.            Delivery of the Pledged Collateral.

(1)                                 Each Grantor agrees promptly to deliver or cause to be delivered to the Collateral Agent, for the benefit of the Secured Parties, any and all Pledged Securities to the extent such Pledged Securities, in the case of promissory notes or other instruments, are required to be delivered pursuant to paragraph (2) of this Section 3.02.

(2)                                 Each Grantor will use its commercially reasonable efforts to cause (x) any Indebtedness for borrowed money having an aggregate principal amount in excess of $5.0 million owed to such Grantor by any Person and (y) accrued intellectual property royalties and other amounts owing to NM Nevada Trust (regardless of whether classified as current), to be evidenced by a duly executed promissory note that is pledged and delivered to the Collateral Agent, for the benefit of the Secured Parties, pursuant to the terms hereof; provided that the foregoing requirement will not apply to intercompany current liabilities incurred in the ordinary course of business in connection with the cash management operations of the Issuers and their Subsidiaries.  To the extent any such promissory note is a demand note, each Grantor party thereto agrees, if requested by the Collateral Agent, to immediately demand payment thereunder upon an Event of Default unless such demand would not be commercially reasonable or would otherwise expose such Grantor to liability to the maker.

(3)                                 Upon delivery to the Collateral Agent, (a) any Pledged Securities required to be delivered pursuant to the foregoing paragraphs (1) and (2) of this Section 3.02 will be accompanied by stock powers or note powers, as applicable, duly executed in blank or other instruments of transfer and (b) all other property composing part of the Pledged Collateral delivered pursuant to the terms of this Agreement will be accompanied, to the extent necessary to perfect the security interest in or allow realization on the Pledged Collateral, by proper instruments of assignment duly executed by the applicable Grantor.  Each delivery of Pledged Securities will be accompanied by a schedule describing the securities, which schedule will be attached hereto as Schedule I (or a supplement to Schedule I, as applicable) and made a part hereof; provided that failure to attach any such schedule hereto will not affect the validity of such pledge of such Pledged Securities.  Each schedule so delivered will supplement any prior schedules so delivered.

(4)                                 Notwithstanding anything to the contrary in this Agreement or any other Notes Document, no Grantor will be required to take any action under the laws of any jurisdiction other than the United States (or any political subdivision thereof) and its territories and possessions for the purpose of perfecting the Security Interest in any Pledged Collateral of such Grantor.

SECTION 3.03.            Representations, Warranties and Covenants.  Each Grantor represents and warrants and covenants to and with the Collateral Agent, for the benefit of the Secured Parties that:

(1)                                 Schedule I correctly sets forth, as of the Issue Date, (a) the percentage of the issued and outstanding shares of each class of the Equity Interests of the issuer thereof represented by such Pledged Stock and (b) all debt securities and promissory notes or instruments evidencing Indebtedness required to be pledged pursuant to the terms of the Indenture on the Issue Date;

(2)                                 the Pledged Stock and Pledged Debt Securities (solely with respect to Pledged Debt Securities issued by a Person that is not a Subsidiary of Issuer or an Affiliate of any such Subsidiary, to the best of each Grantor’s knowledge) have been duly and validly authorized and issued by the issuers thereof and (a) in the case of Pledged Stock, are fully paid and non-assessable (to the extent such concepts are applicable to such Pledged Stock and other than with respect to Pledged Stock consisting of membership interests of limited liability companies to the extent provided in Sections 18-502 and 18-607 of the Delaware Limited Liability Company Act) and (b) in the case of Pledged Debt Securities (solely with respect to Pledged Debt Securities issued by a Person that is not a Subsidiary of Issuer or an Affiliate of any such Subsidiary, to the best of each Grantor’s knowledge) are legal, valid and binding obligations of the issuers thereof, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally, general equitable principles (whether considered in a proceeding at law or in equity) and an implied covenant of good faith and fair dealing;

(3)                                 except for the security interests granted hereunder, each Grantor:

(a)                                 is and, subject to any transfers made in compliance with the Indenture, will continue to be the direct owner, beneficially and of record, of the Pledged Securities indicated on Schedule I as owned by such Grantor;

(b)                                 holds the same free and clear of all Liens, other than Permitted Liens;

(c)                                  will make no assignment, pledge, hypothecation or transfer of, or create or permit to exist any security interest in or other Lien on, the Pledged Collateral, other than pursuant to a transaction permitted by the Indenture and other than Permitted Liens; and

(d)                                 subject to the rights of such Grantor under the Notes Documents to dispose of Pledged Collateral, will use commercially reasonable efforts to defend its title or interest hereto or therein against any and all Liens (other than Permitted Liens), however arising, of all Persons;

(4)                                 other than as set forth in the Indenture or the schedules thereto, and except for restrictions and limitations imposed by the Notes Documents or securities laws generally or otherwise permitted to exist pursuant to the terms of the Indenture, the Pledged Stock (other than Pledged Stock that is partnership interests) is and will continue to be freely transferable and assignable, and, except for limitations existing on the Issue Date in the articles or certificate of incorporation, bylaws or other organizational documents of any Subsidiary that is not a wholly owned Subsidiary, none of the Pledged Stock is or will be subject to any option, right of first refusal, shareholders agreement, charter or by-law provisions or contractual restriction of any nature that would prohibit, impair, delay or otherwise affect the pledge of such Pledged Stock hereunder, the sale or disposition thereof pursuant hereto or the exercise by the Collateral Agent of rights and remedies hereunder;

(5)                                 each Grantor has the power and authority to pledge the Pledged Collateral pledged by it hereunder in the manner hereby done or contemplated;

(6)                                 other than as set forth in the Indenture or the schedules thereto, no consent or approval of any Governmental Authority, any securities exchange or any other Person was or is necessary to the validity of the pledge effected hereby (other than such as have been obtained and are in full force and effect);

(7)                                 as of the Issue Date, this Agreement is effective to create in favor of the Collateral Agent (for the benefit of the Secured Parties) a legal, valid and enforceable security interest in the Collateral described herein and proceeds thereof;

(8)                                 as of the Issue Date, none of the Equity Interests in limited liability companies or partnerships that are pledged by the Grantors hereunder constitute a security under Section 8-103 of the UCC or the corresponding code or statute of any other applicable jurisdiction; and

(9)                                 the Grantors shall not amend, or permit to be amended, the limited liability company agreement (or operating agreement or similar agreement) or partnership agreement of any subsidiary of any Grantor whose Equity Interests are, or are required to be, Collateral hereunder in a manner to cause such Equity Interests to constitute a security under Section 8-103 of the New York UCC or the corresponding code or statute of any other applicable jurisdiction unless such Grantor shall have first delivered reasonable prior written notice to the Collateral Agent and shall have taken all actions contemplated hereby to maintain the security interest of the Collateral Agent therein as a valid, perfected security interest with the Required Collateral Lien Priority, and subject to the relative priorities set forth in the Intercreditor Agreements.

SECTION 3.04.            Registration in Nominee Name; Denominations.  The Collateral Agent, on behalf of the Secured Parties, has the right (in its sole and absolute discretion) to hold the Pledged Securities in the name of the applicable Grantor, endorsed or assigned in blank or in favor of the Collateral Agent or, if an Event of Default shall have occurred and be continuing, in its own name as pledgee or the name of its nominee (as pledgee or as sub-agent).  Each Grantor will promptly give to the Collateral Agent copies of any notices or other communications received by it with respect to Pledged Securities registered in the name of such Grantor.  If an Event of Default shall have occurred and be continuing, the Collateral Agent will have the right to exchange the certificates representing Pledged Securities for certificates of smaller or larger denominations for any purpose consistent with this Agreement.

SECTION 3.05.            Voting Rights; Dividends and Interest, Etc..

(1)                                 Unless and until an Event of Default has occurred and is continuing and the Collateral Agent has given at least one (1) Business Day’s prior written notice to the Issuer of the Collateral Agent’s intention to exercise its rights hereunder:

(a)                                 each Grantor will be entitled to exercise any and all voting and/or other consensual rights and powers inuring to an owner of Pledged Collateral or any part thereof for any purpose consistent with the terms of this Agreement, the Indenture and the other Notes Documents; provided that, except as permitted under the Indenture, such rights and powers will not be exercised in any manner that could materially and adversely affect the rights inuring to a holder of any Pledged Collateral, the rights and remedies of any of the Collateral Agent or the other Secured Parties under this Agreement, the Indenture or any other Notes Document or the ability of the Secured Parties to exercise the same;

(b)                                 the Collateral Agent will, at the cost and expense of the requesting Grantor, promptly execute and deliver to each Grantor, or cause to be executed and delivered to such Grantor, all such proxies, powers of attorney and other instruments as such Grantor may reasonably request for the purpose of enabling such Grantor to exercise the voting and/or consensual rights and powers it is entitled to exercise pursuant to subparagraph (a) above; and

(c)                                  each Grantor will be entitled to receive and retain any and all dividends, interest, principal and other distributions paid on or distributed in respect of the Pledged Collateral to the extent and only to the extent that such dividends, interest, principal and other distributions are permitted by, and otherwise paid or distributed in accordance with, the terms and conditions of the Indenture, the other Notes Documents and applicable laws; provided that (i) any noncash dividends, interest, principal or other distributions, payments or other consideration in respect thereof, including any rights to receive the same to the extent not so distributed or paid, that would constitute Pledged Securities, whether resulting from a subdivision, combination or reclassification of the outstanding Equity Interests of the issuer of any Pledged Securities, received in exchange for Pledged Securities or any part thereof, or in redemption thereof, as a result of any merger, consolidation, acquisition or other exchange of assets to which such issuer may be a party or otherwise and (ii) any noncash dividends and other distributions paid or payable in respect of any Pledged Securities that would constitute Pledged Securities in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid in surplus, will be and become part of the Pledged Collateral, and, if received by any Grantor, will not be commingled by such Grantor with any of its other funds or property, but will be held separate and apart therefrom, will be held in trust for the benefit of the Collateral Agent, for the benefit of the Secured Parties, and will be forthwith delivered to the Collateral Agent, for the benefit of the Secured Parties, in the same form as so received (endorsed to the Collateral Agent).

(2)                                 Upon the occurrence and during the continuance of an Event of Default and after at least one (1) Business Day’s prior written notice by the Collateral Agent to the Issuer of the Collateral Agent’s intention to exercise its rights hereunder, all rights of any Grantor to dividends, interest, principal or other distributions that such Grantor is authorized to receive pursuant to paragraph (1)(c) of this Section 3.05 will cease, and all such rights will thereupon become vested, for the benefit of the Secured Parties, in the Collateral Agent, which will have the sole and exclusive right and authority to receive and retain such dividends, interest, principal or other distributions; provided, however, that even after the occurrence and during the continuance of an Event of Default and such one (1) Business Day’s prior written notice, any Grantor may continue to receive dividends and distributions solely to the extent permitted under subclause (b)(vi)(A), subclause (b)(vi)(C) and subclause (b)(vi)(E) of Section 3.4 of the Indenture.

(3)                                 All dividends, interest, principal or other distributions received by any Grantor contrary to the provisions of this Section 3.05 will not be commingled by such Grantor with any of its other funds or property, but will be held separate and apart therefrom, will be held in trust for the benefit of the Collateral Agent, for the benefit of the Secured Parties, and will be forthwith delivered to the Collateral Agent, for the benefit of the Secured Parties, in the same form as so received (endorsed to the Collateral Agent).  Any and all money and other property paid over to or received by the Collateral Agent pursuant to the provisions of this paragraph (3), subject to the Intercreditor Agreements, will be retained by the Collateral Agent in an account to be established by the Collateral Agent upon receipt of such money or other property and will be applied in accordance with the provisions of Section 5.02 hereof.  After all such Events of Default have been cured or waived, the Collateral Agent will promptly repay to each Grantor (without interest) all dividends, interest, principal or other distributions that such Grantor would otherwise be permitted to retain pursuant to the terms of paragraph (1)(c) of this Section 3.05 and that remain in such account.

(4)                                 Upon the occurrence and during the continuance of an Event of Default and after the Collateral Agent shall have given at least one (1) Business Day’s prior written notice to the Issuer of the Collateral Agent’s intention to exercise its rights hereunder, all rights of any Grantor to exercise the voting and/or consensual rights and powers it is entitled to exercise pursuant to paragraph (1)(a) of this Section 3.05, and the obligations of the Collateral Agent under paragraph (1)(b) of this Section 3.05, will cease, and all such rights will thereupon become vested in the Collateral Agent, for the benefit of the Secured Parties, which will have the sole and exclusive right and authority to exercise such voting and consensual rights and powers (subject to the Intercreditor Agreements); provided that the Collateral Agent will have the right from time to time following and during the continuance of an Event of Default to permit the Grantors to exercise such rights.  After all such Events of Default have been cured or waived, each Grantor will have the right to exercise the voting and/or consensual rights and powers that such Grantor would otherwise be entitled to exercise pursuant to the terms of paragraph (1)(a) above.

ARTICLE IV

SECURITY INTERESTS IN OTHER PERSONAL PROPERTY

SECTION 4.01.            Security Interest.

(1)                                 As security for the payment or performance when due (whether at the stated maturity, by acceleration or otherwise), as the case may be, in full of the Secured Obligations, each Grantor hereby pledges to the Collateral Agent, its successors and permitted assigns, for the benefit of the Secured Parties, and hereby grants to the Collateral Agent, its successors and permitted assigns, for the benefit of the Secured Parties, a security interest (the “Security Interest”) in all of such Grantor’s right, title and interest in or to any and all of the following assets and properties now owned or at any time hereafter acquired by such Grantor or in which such Grantor now has or at any time in the future may acquire any right, title or interest (collectively, the “Article 9 Collateral”):

(a)                                 all Accounts;

(b)                                 all Chattel Paper;

(c)                                  all cash and Deposit Accounts;

(d)                                 all Documents;

(e)                                  all Equipment;

(f)                                   all General Intangibles;

(g)                                  all Instruments;

(h)                                 all Inventory;

(i)                                     all Investment Property;

(j)                                    all Letter of Credit Rights;

(k)                                 all Intellectual Property;

(l)                                     all Commercial Tort Claims, including those described on Schedule IV hereto;

(m)                             each of the following:

(i)                                     Securities Accounts;

(ii)                                  Investment Property credited to Securities Accounts or Deposit Accounts from time to time and all Security Entitlements in respect thereof;

(iii)                               all cash held in any Securities Account or Deposit Account; and

(iv)                              all other Money in the possession of the Collateral Agent;

(v)                                 all books and Records pertaining to the Article 9 Collateral; and

(vi)                              all Proceeds, Supporting Obligations and products of any and all of the foregoing and all collateral security and guarantees given by any Person with respect to any of the foregoing.

Notwithstanding anything to the contrary in this Agreement or any other Notes Document, the Article 9 Collateral will not include, this Agreement will not constitute a grant of a security interest in and the security interest granted hereunder will not attach to, any Excluded Asset.

(2)                                 Each Grantor hereby agrees to file in any relevant jurisdiction any financing statements (including fixture filings) with respect to the Article 9 Collateral (including all Article 9 Collateral consisting of Pledged Collateral) or any part thereof and amendments thereto that contain the information required by Article 9 of the Uniform Commercial Code of each applicable jurisdiction for the filing of any financing statement or amendment, including:

(a)                                 whether such Grantor is an organization, the type of organization and any organizational identification number issued to such Grantor;

(b)                                 in the case of a financing statement filed as a fixture filing, a sufficient description of the property to which such Article 9 Collateral relates; and

(c)                                  a description of collateral that describes such property in any other manner as is reasonably necessary to ensure the perfection of the security interest in the Article 9 Collateral granted under this Agreement, including describing such property as “all assets”, whether now owned or hereafter acquired, or words of similar effect.

Each Grantor agrees to provide stamped copies of such filings to the Collateral Agent promptly following such filings.

(3)                                 The Grantor will also file with the United States Patent and Trademark Office or United States Copyright Office (or any successor office) such documents as may be reasonably necessary for the purpose of perfecting, continuing, enforcing or protecting the Security Interest granted by each Grantor.

(4)                                 Notwithstanding anything to the contrary in this Agreement or any other Notes Document (but subject to Section 4.03(11) hereof), no Grantor shall be required to take any action under the laws of any jurisdiction other than the United States (or any political subdivision thereof) and its territories and possessions for the purpose of perfecting the Security Interest in any Article 9 Collateral of such Grantor.

(5)                                 The Security Interest is granted as security only and shall not subject the Collateral Agent or any other Secured Party to, or in any way alter or modify, any obligation or liability of any Grantor with respect to or arising out of the Article 9 Collateral.

(6)                                 Notwithstanding anything to the contrary in any Notes Document, no Grantor will be required:

(a)                                 subject to clause (b) below, to take, or cause to be taken, any actions to perfect the Security Interest by any means other than (to the extent reasonably applicable):

(i)                                     filings pursuant to the Uniform Commercial Code in the office of the Secretary of State (or equivalent filing office) of the relevant State(s) of the respective jurisdictions of organization of each Grantor;

(ii)                                  filings in the United States Patent and Trademark Office and the United States Copyright Office of an Intellectual Property Security Agreement;

(iii)                               delivery of Collateral consisting of instruments, notes and debt securities in a principal amount in excess of $5.0 million; provided that such delivery shall not be required with respect to:

(A)                               instruments, notes and debt securities that are promptly deposited into an investment or securities account;

(B)                               checks received in the ordinary course of business; and

(C)                               notes and debt securities issued in connection with the extension of trade credit by a Grantor in each case with a duration of not more than 364 days;

(iv)                              delivery of Collateral consisting of certificated Equity Interests included in the Collateral; and

(v)                                 entering or causing to be entered into any Control Agreements or similar arrangements with respect to any Controlled Accounts; and

(b)                                 except as set forth in Section 4.03(11) hereof to take any actions outside the United States to create or perfect any security interests in any Collateral (it being understood that there shall be no security agreements or pledge agreements governed under the laws of any foreign jurisdiction except as contemplated by Section 4.03(11) hereof).

SECTION 4.02.            Representations and Warranties.  Each Grantor represents and warrants to the Collateral Agent and the Secured Parties that:

(1)                                 Each Grantor has good and valid rights in and title to the Article 9 Collateral with respect to which it has purported to grant a Security Interest hereunder and has full power and authority to grant to the Collateral Agent the Security Interest in such Article 9 Collateral pursuant hereto and to execute, deliver and perform its obligations in accordance with the terms of this Agreement, without the consent or approval of any other Person other than any consent or approval that has been obtained and is in full force and effect or has otherwise been disclosed herein or in the Indenture.

(2)                                 The Uniform Commercial Code financing statements containing a description of the Article 9 Collateral that have been prepared by the Grantors for filing in the office specified in Schedule III constitute all the filings, recordings and registrations (except as set forth in the following clause (3)) that are, as of the Issue Date, necessary to publish notice of and protect the validity of and to establish a legal, valid and perfected security interest in favor of the Collateral Agent (for the benefit of the Secured Parties) in respect of all Article 9 Collateral in which the Security Interest may be perfected by filing.

(3)                                 Each Grantor represents and warrants that a fully executed Intellectual Property Security Agreement containing a description of all Article 9 Collateral existing on the Issue Date and consisting of Intellectual Property owned by such Grantor with respect to United States Patents (and Patents for which United States applications are pending), United States registered Trademarks (and Trademarks for which United States registration applications are pending) and United States registered Copyrights (and Copyrights for which United States registration applications are pending) was delivered on the Issue Date for recording with the United States Patent and Trademark Office and the United States Copyright Office pursuant to 35 U.S.C. § 261, 15 U.S.C. § 1060 or 17 U.S.C. § 205 and the regulations thereunder, as applicable.

(4)                                 The Security Interest constitutes (a) a legal and valid security interest in all the Article 9 Collateral securing the payment and performance of the Secured Obligations; (b) subject to the filings described in Section 4.02(2), a perfected security interest in all Article 9 Collateral in which a security interest may be perfected by filing, recording or registering a financing statement or analogous document in the United States (or any political subdivision thereof) and its territories and possessions pursuant to the Uniform Commercial Code or other applicable law in such jurisdictions; and (c) a security interest that shall be perfected in all Article 9 Collateral in which a security interest may be perfected upon the receipt and recording of an Intellectual Property Security Agreement with the United States Patent and Trademark Office and the United States Copyright Office, as applicable.  The Security Interest has and shall have the Required Collateral Lien Priority on any of the Article 9 Collateral subject to Permitted Liens.

(5)                                 The Article 9 Collateral is owned by the Grantors free and clear of any Lien, other than Permitted Liens.  None of the Grantors has filed or consented to the filing after the Issue Date of (a) any financing statement or analogous document under the Uniform Commercial Code or any other applicable laws covering any Article 9 Collateral; (b) any assignment in which any Grantor assigns any Article 9 Collateral or any security agreement or similar instrument covering any Article 9 Collateral with the United States Patent and Trademark Office or the United States Copyright Office; or (c) any assignment in which any Grantor assigns any Article 9 Collateral or any security agreement or similar instrument covering any Article 9 Collateral with any foreign governmental, municipal or other office, which financing statement or analogous document, assignment, security agreement or similar instrument is still in effect, except, in each case, for Permitted Liens.

(6)                                 None of the Grantors holds any Commercial Tort Claim individually in excess of $5.0 million as of the Issue Date except as indicated on Schedule IV.

(7)                                 The names of the obligors, amounts owing, due dates and other information with respect to each Grantor’s Accounts and Chattel Paper that are Collateral are and will be correctly stated, at the time furnished, in all records of such Grantor relating thereto and in all invoices furnished to the Collateral Agent by such Grantor from time to time.

(8)                                 As to itself and its Article 9 Collateral consisting of Intellectual Property (the “Intellectual Property Collateral”), to each Grantor’s knowledge, as of the Issue Date:

(a)                                 The Intellectual Property Collateral set forth on Schedule II includes all of the material Patents, registered Trademarks and registered Copyrights owned by such Grantor as of the date hereof (including all such registered with the United States Patent and Trademark Office or United States Copyright Office);

(b)                                 The Intellectual Property Collateral owned by such Grantors has not been adjudged invalid or unenforceable in whole or part (except for office actions issued in the ordinary course by the United States Patent and Trademark Office or any similar office in any foreign jurisdiction), and is valid and enforceable, except as would not reasonably be expected to have a Material Adverse Effect.  Such Grantor is not aware of any uses of any item of Intellectual Property Collateral that would be expected to lead to such item becoming invalid or unenforceable, except as would not reasonably be expected to have a Material Adverse Effect;

(c)                                  Such Grantor has made or performed in the ordinary course of Grantor’s business, acts, including filings, recordings and payment of all required fees and taxes, required to maintain and protect its interest in each and every item of Intellectual Property Collateral owned by such Grantor in full force and effect in the United States, and such Grantor has used proper statutory notice in connection with its use of each Patent, Trademark and Copyright owned by such Grantor in the Intellectual Property Collateral, in each case, except to the extent that the failure to do so would not reasonably be expected to have a Material Adverse Effect;

(d)                                 With respect to each IP Agreement, the absence, termination or violation of which would reasonably be expected to have a Material Adverse Effect: (A) such Grantor has not received any notice of termination or cancellation under such IP Agreement; (B) such Grantor has not received any notice of a breach or default under such IP Agreement, which breach or default has not been cured or waived; and (C) neither such Grantor nor any other party to such IP Agreement is in breach or default thereof in any material respect, and no event has occurred that, with notice or lapse of time or both, would constitute such a breach or default or permit termination, modification or acceleration under such IP Agreement.

(e)                                  Except as would not reasonably be expected to have a Material Adverse Effect, no Grantor or Intellectual Property Collateral owned by such Grantor is subject to any outstanding consent, settlement, decree, order, injunction, judgment or ruling restricting the use of any Intellectual Property Collateral owned by such Grantor or that would impair the validity or enforceability of such Intellectual Property Collateral owned by such Grantor.

SECTION 4.03.            Covenants.

(1)                                 Each Grantor agrees to furnish to the Collateral Agent five Business Days prior written notice of any change in such Grantor’s:

(a)                                 corporate or organization name;

(b)                                 organizational structure;

(c)                                  location (determined as provided in Uniform Commercial Code Section 9-307); or

(d)                                 organizational identification number (or equivalent) or, solely if required for perfecting a security interest in the applicable jurisdiction, Federal Taxpayer Identification Number.

No Grantor will effect or permit any such change unless all filings have been made, or will be made within any statutory period, under the Uniform Commercial Code or otherwise that are required in order for the Collateral Agent to continue at all times following such change to have a valid, legal and perfected security interest, for the benefit of the applicable Secured Parties, in all Collateral held by such Grantor.

(2)                                 Subject to the rights of such Grantor under the Notes Documents to dispose of Collateral and except as would otherwise be permitted by the Indenture, each Grantor will, at its own expense, use commercially reasonable efforts to defend title to the Article 9 Collateral against all Persons and to defend the Security Interest of the Collateral Agent, for the benefit of the Secured Parties, in the Article 9 Collateral and the Required Collateral Lien Priority thereof against any Lien that is not a Permitted Lien.

(3)                                 Each Grantor agrees, at its own expense, to execute, acknowledge, deliver and cause to be duly filed all such further instruments and documents and take all such actions as may from time to time be reasonably necessary to preserve, protect and perfect the Security Interest and the rights and remedies created hereby, including the payment of any fees and taxes required in connection with the execution and delivery of this Agreement and the granting of the Security Interest and the filing of any financing statements (including fixture filings) or other documents in connection herewith or therewith.

(4)                                 If any amount payable under or in connection with any of the Article 9 Collateral that is in excess of $5.0 million is or becomes evidenced by any promissory note or other instrument, such note or instrument, subject to the Intercreditor Agreements, will be promptly pledged and delivered to the Collateral Agent, for the benefit of the Secured Parties, duly endorsed to the Collateral Agent.

(5)                                 After the occurrence of an Event of Default and during the continuance thereof, the Collateral Agent will have the right to verify under reasonable procedures the validity, amount, quality, quantity, value, condition and status of, or any other matter relating to, the Article 9 Collateral, including, in the case of Accounts or Article 9 Collateral in the possession of any third person, by contacting Account Debtors or the third person possessing such Article 9 Collateral for the purpose of making such a verification.  The Collateral Agent shall have the right to share any information it gains from such inspection or verification with any Secured Party.

(6)                                 After the occurrence of an Event of Default and during the continuance thereof, none of the Grantors will, without the Collateral Agent’s prior written consent, acting at the direction of the Holders of a majority in aggregate principal amount of the then outstanding Notes, grant any extension of the time of payment of any Accounts included in the Article 9 Collateral, compromise, compound or settle the same for less than the full amount thereof, release, wholly or partly, any Person liable for the payment thereof or allow any credit or discount whatsoever thereon, in each case, other than extensions, credits, discounts, compromises or settlements granted or made in the ordinary course of business and consistent with prudent business practices or as otherwise permitted under the Indenture.

(7)                                 At its option after the occurrence of an Event of Default and during the continuance thereof, the Collateral Agent may discharge past due taxes, assessments, charges, fees, Liens, security interests or other encumbrances at any time levied or placed on the Article 9 Collateral and not a Permitted Lien, and may pay for the maintenance and preservation of the Article 9 Collateral to the extent any Grantor fails to do so as required by the Indenture or this Agreement, and each Grantor jointly and severally agrees to reimburse the Collateral Agent on demand for any reasonable payment made or any reasonable expense incurred by the Collateral Agent pursuant to the foregoing authorization; provided, however, that nothing in this Section 4.03(7) will excuse any Grantor from the performance of, or impose any obligation on the Collateral Agent or any Secured Party to cure or perform, any covenants or other promises of any Grantor with respect to taxes, assessments, charges, fees, Liens, security interests or other encumbrances and maintenance as set forth herein or in the other Notes Documents.

(8)                                 Each Grantor (rather than the Collateral Agent or any Secured Party) will remain liable for the observance and performance of all the conditions and obligations to be observed and performed by it under each contract, agreement or instrument relating to the Article 9 Collateral.

(9)                                 Each Grantor irrevocably makes, constitutes and appoints the Collateral Agent (and all officers, employees or agents designated by the Collateral Agent for such purpose) as such Grantor’s true and lawful agent (and attorney-in-fact) for the purpose, during the continuance of an Event of Default, of making, settling and adjusting claims in respect of Article 9 Collateral under policies of insurance, endorsing the name of such Grantor on any check, draft, instrument or other item of payment for the proceeds of such policies of insurance and for making all determinations and decisions with respect thereto.

(10)                          In the event that any Grantor at any time or times fails to obtain or maintain any of the policies of insurance required hereby or under the Indenture or to pay any premium in whole or part relating thereto, the Collateral Agent may, after the occurrence and during the continuation of an Event of Default, without waiving or releasing any obligation or liability of the Grantors hereunder or any Event of Default, in its sole discretion, obtain and maintain such policies of insurance and pay such premium and take any other actions with respect thereto as the Collateral Agent reasonably deems advisable.  All sums disbursed by the Collateral Agent in connection with this Section 4.03(10), including reasonable attorneys’ fees, court costs, expenses and other charges relating thereto, shall be payable, upon demand, by the Grantors to the Collateral Agent and shall be additional Secured Obligations secured hereby.

(11)                          Notwithstanding anything herein to the contrary, no actions will be required outside of the United States in order to create or perfect any security interest in any assets located outside of the United States and no foreign law security or pledge agreements, foreign law mortgages or deeds or foreign intellectual property filings or searches will be required, in each case, other than with respect to (1) debt or Equity Interests acquired pursuant to a Permitted Acquisition and (2) Foreign Subsidiaries that are or will become Subsidiary Guarantors; provided, however, that (i) in the event an Officer of a Grantor (reasonably and in good faith) and the Extended Term Loan Agent mutually determine that the burden or cost of obtaining foreign-law governed Security Documents or creating or taking perfections steps in any such foreign jurisdictions outweighs the benefit afforded thereby to the Secured Parties or obtaining foreign-law governed Security Documents or creating or taking such perfection steps in any such foreign jurisdictions is impracticable, impossible or ineffective or would give rise to or result in any violation of applicable law, then no such foreign-law governed Security Documents nor creation or the taking of perfection steps in any such foreign jurisdictions shall be required to be provided with respect to such Grantor and (ii) notwithstanding anything to the contrary contained herein or in any other Notes Document, in the event that any foreign-law governed Security Documents or the creation or taking of perfection steps in any such foreign jurisdictions are being obtained in accordance with this Section 4.03(11), the Grantors shall prepare Security Documents and/or make filings or take perfection actions or steps in accordance with the “Agreed Security Principles” and on a reasonable and customary timeline agreed between an Officer of a Grantor (reasonably and in good faith) and the Extended Term Loan Agent, and taking into account the Required Collateral Lien Priority; provided that the deadlines to enter into such Security Documents and/or make such filings or take such perfection actions or steps shall be 10 calendar days after the corresponding deadlines for Extended Term Loans (in each case subject to extension by the Collateral Agent, acting at the direction of the Holders of a majority in aggregate principal amount of the then outstanding Notes).

SECTION 4.04.            Other Actions.  In order to further ensure the attachment, perfection and priority of, and the ability of the Collateral Agent to enforce, for the benefit of the Secured Parties, the Collateral Agent’s security interest in the Article 9 Collateral, each Grantor agrees, in each case at such Grantor’s own expense, to take the following actions with respect to the following Article 9 Collateral:

(1)                                 Instruments and Tangible Chattel Paper.  If any Grantor at any time holds or acquires any Instruments (other than checks received and processed in the ordinary course of business) or Tangible Chattel Paper evidencing an amount in excess of $5.0 million, such Grantor will forthwith endorse, assign and deliver the same to the Collateral Agent (or a designated bailee, in accordance with the Intercreditor Agreements), accompanied by instruments of transfer or assignment duly executed in blank.

(2)                                 Investment Property.  Except to the extent otherwise provided in Article III, if any Grantor at any time holds or acquires any Certificated Security constituting Pledged Collateral or Article 9 Collateral, such Grantor will forthwith endorse, assign and deliver the same to the Collateral Agent (or a designated bailee, in accordance with the Intercreditor Agreements), accompanied by instruments of transfer or assignment duly executed in blank.  If any security of a domestic issuer now owned or hereafter acquired by any Grantor is uncertificated and is issued to such Grantor or its nominee directly by the issuer thereof, such Grantor shall promptly notify the Collateral Agent of such uncertificated securities and upon the occurrence and during the continuance of an Event of Default, such Grantor shall pursuant to an agreement, either (a) cause the issuer to agree to comply with instructions from the Collateral Agent (or a designated bailee, in accordance with the Intercreditor Agreements)as to such security, without further consent of any Grantor or such nominee or (b) cause the issuer to register the Collateral Agent (or a designated bailee, in accordance with the Intercreditor Agreements) as the registered owner of such security.

(3)                                 Commercial Tort Claims.  If any Grantor shall at any time hold or acquire a Commercial Tort Claim with an asserted or nominal value in excess of $5.0 million, such Grantor shall promptly notify the Collateral Agent thereof in a writing signed by such Grantor, including a summary description of such claim, and grant to the Collateral Agent in writing a security interest therein and in the proceeds thereof, all under the terms and provisions of this Agreement.

SECTION 4.05.            Covenants Regarding Patent, Trademark and Copyright Collateral.  Except as permitted by the Indenture:

(1)                                 Each Grantor agrees that it will not knowingly do any act or omit to do any act (and will exercise commercially reasonable efforts to contractually prohibit its licensees from doing any act or omitting to do any act) whereby any material Patent owned by such Grantor that is necessary to the normal conduct of such Grantor’s business may become prematurely invalidated, abandoned, lapsed or dedicated to the public, and agrees that it will take commercially reasonable steps with respect to any material products covered by any such Patent as necessary to establish and preserve its rights under applicable patent laws.

(2)                                 Each Grantor will, and will use its commercially reasonable efforts to contractually require its licensees and its sublicensees to, for each material Trademark owned by such Grantor and necessary to the normal conduct of such Grantor’s business:

(a)                                 maintain such Trademark in full force free from any adjudication of abandonment or invalidity for non-use;

(b)                                 maintain the quality of products and services offered under such Trademark;

(c)                                  display such Trademark with notice of federal or foreign registration or claim of trademark or service mark as required under applicable law; and

(d)                                 not knowingly use or knowingly permit its licensees’ use of such Trademark in violation of any third-party rights.

(3)                                 Each Grantor will, and will use its commercially reasonable efforts to cause its licensees and its sublicensees to, for each work covered by a material Copyright owned by such Grantor and necessary to the normal conduct of such Grantor’s business and that it publishes, displays and distributes, use a copyright notice as necessary and sufficient to establish and preserve its rights under applicable copyright laws.

(4)                                 Each Grantor shall notify the Collateral Agent promptly if it knows that any material Patent, Trademark or Copyright owned by such Grantor and necessary to the normal conduct of such Grantor’s business may imminently become abandoned, lapsed or dedicated to the public, or of any materially adverse determination or development, regarding such Grantor’s ownership of any such material Patent, Trademark or Copyright or its right to register or to maintain the same.

(5)                                 Each Grantor, either itself or through any agent, employee, licensee or designee, will execute and deliver any and all agreements, instruments, documents and papers (and substantially equivalent agreements, documents and papers as are executed and delivered with respect to any Credit Agreement) reasonably necessary to evidence the Collateral Agent’s security interest in each Patent, Trademark, or Copyright listed in a list of new Patents, Trademarks or Copyrights which shall be furnished to the Collateral Agent at the same time as the annual financial statements provided pursuant to Section 3.2(a) of the Indenture.

(6)                                 Each Grantor will exercise its reasonable business judgment consistent with the practice in any proceeding before the United States Patent and Trademark Office, the United States Copyright Office with respect to maintaining and pursuing each application owned by such Grantor relating to any material Patent, Trademark and/or Copyright (and obtaining the relevant grant or registration) necessary to the normal conduct of such Grantor’s business and to maintain (a) each such Patent and (b) the registrations of each such Trademark and each such Copyright, including, when applicable and necessary in such Grantor’s reasonable business judgment, timely filings of applications for renewal, affidavits of use, affidavits of incontestability and payment of maintenance fees, and, if any Grantor believes necessary in its reasonable business judgment, to initiate opposition, interference and cancellation proceedings against third parties.

(7)                                 In the event that any Grantor knows or has reason to know that any Article 9 Collateral consisting of a material Patent, Trademark or Copyright necessary to the normal conduct of its business has been materially infringed, misappropriated or diluted by a third party, such Grantor will promptly notify the Collateral Agent and will, if such Grantor deems it necessary in its reasonable business judgment, promptly take actions as are reasonably appropriate under the circumstances.

SECTION 4.06.            Intercreditor Relations.  Notwithstanding anything herein to the contrary, (1) the Grantors and the Collateral Agent acknowledge that the exercise of certain of the Collateral Agent’s rights and remedies hereunder are subject to the provisions of the ABL/Term Loan/Notes Intercreditor Agreement and the Junior Lien Intercreditor Agreement, (2) prior to the Discharge of ABL Claims, any obligation hereunder to physically deliver any ABL Priority Collateral to the Collateral Agent shall be deemed satisfied by the delivery to the ABL Collateral Agent, acting as gratuitous bailee for the Collateral Agent in accordance with the ABL/Term Loan/Notes Intercreditor Agreement and (3) any obligation hereunder to physically deliver any Collateral to the Collateral Agent shall be deemed satisfied by the delivery to the Senior Priority Collateral Agent (as defined in the Junior Lien Intercreditor Agreement), acting as gratuitous bailee for the Collateral Agent in accordance with the Junior Lien Intercreditor Agreement.  The failure of the Collateral Agent or any other Secured Party to immediately enforce any of its rights and remedies hereunder (as a result of the terms of the Intercreditor Agreements or otherwise) shall not constitute a waiver of any such rights and remedies.  In the event of any conflict or inconsistency between the terms of the ABL/Term Loan/Notes Intercreditor Agreement and this Agreement regarding the relative priorities of the ABL Collateral Agent, the Collateral Agent, the New Second Lien Notes Agent and the New Third Lien Notes Agent in the Collateral, the terms of the ABL/Term Loan/Notes Intercreditor Agreement shall govern and control.  In the event of any conflict or inconsistency between the terms of the Junior Lien Intercreditor Agreement and this Agreement regarding the relative priorities of the Collateral Agent, the Initial Second Lien Representative and the Initial Third Lien Representative in the Collateral, the terms of the Junior Lien Intercreditor Agreement shall govern and control.    Terms used but nor defined in this Section 4.06 shall be as defined in the applicable Intercreditor Agreement.

ARTICLE V

REMEDIES

SECTION 5.01.            Remedies Upon Default.  Upon the occurrence and during the continuance of an Event of Default, each Grantor agrees to deliver each item of Collateral to the Collateral Agent (or a designated bailee, in accordance with the Intercreditor Agreements) on demand, and it is agreed that the Collateral Agent shall have the right, subject to applicable law, to take any of or all the following actions at the same or different times:  (1) with respect to any Article 9 Collateral consisting of Intellectual Property, on demand, to cause the Security Interest to become an assignment, transfer and conveyance of any of or all such Article 9 Collateral by the applicable Grantors to the Collateral Agent or to license or sublicense, whether general, special or otherwise, and whether on an exclusive or a non-exclusive basis, any such Article 9 Collateral throughout the world on such terms and conditions and in such manner as the Collateral Agent shall determine (other than in violation of any then-existing licensing arrangements to the extent that waivers thereunder cannot be obtained with the use of commercially reasonable efforts, which each Grantor hereby agrees to use) and (2) to take possession of the Article 9 Collateral and without liability for trespass to the applicable Grantor to enter any premises where the Article 9 Collateral may be located for the purpose of taking possession of, removing or selling the Article 9 Collateral and, generally, to exercise any and all rights afforded to a secured party under the applicable Uniform Commercial Code or other applicable law.  Without limiting the generality of the foregoing rights and remedies, each Grantor agrees that the Collateral Agent shall have the right, subject to the mandatory requirements of applicable law (including the Uniform Commercial Code), to sell or otherwise dispose of all or any part of the Collateral at a public or private sale or at any broker’s board or on any securities exchange, for cash, upon credit or for future delivery as the Collateral Agent shall deem appropriate.  The Collateral Agent shall be authorized in connection with any sale of a security (if it deems it advisable to do so) pursuant to the foregoing to restrict the prospective bidders or purchasers to Persons who represent and agree that they are purchasing such security for their own account, for investment, and not with a view to the distribution or sale thereof.  Upon consummation of any such sale of Collateral pursuant to this Section 5.01, the Collateral Agent shall have the right to assign, transfer and deliver to the purchaser or purchasers thereof the Collateral so sold.  Each such purchaser at any such sale shall hold the property sold absolutely, free from any claim or right on the part of any Grantor, and each Grantor hereby waives and releases (to the extent permitted by law) all rights of redemption, stay, valuation and appraisal that such Grantor now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted.

The Collateral Agent shall give the applicable Grantors ten Business Days’ written notice (which each Grantor agrees is reasonable notice within the meaning of Section 9-611 of the UCC or its equivalent in other jurisdictions) of the Collateral Agent’s intention to make any sale of Collateral.  Such notice, in the case of a public sale, shall state the time and place for such sale and, in the case of a sale at a broker’s board or on a securities exchange, shall state the board or exchange at which such sale is to be made and the day on which the Collateral, or portion thereof, will first be offered for sale at such board or exchange.  Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Collateral Agent may fix and state in the notice (if any) of such sale.  The Collateral, or the portion thereof, to be sold at any such sale may be sold in one lot as an entirety or in separate parcels in the Collateral Agent’s own right or by one or more agents and contractors, upon any premises owned, leased, or occupied by any Grantor and the Collateral Agent and any such agent or contractor, in conjunction with any such sale, may augment the Inventory to be sold with other goods (all of which other goods shall remain the sole property of the Collateral Agent or such agent or contractor), all as the Collateral Agent may (in its sole and absolute discretion) determine.  The Collateral Agent shall not be obligated to make any sale of any Collateral if it shall determine not to do so, regardless of the fact that notice of sale of such Collateral shall have been given.  The Collateral Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned.  In the case of any sale of all or any part of the Collateral made on credit or for future delivery, the Collateral so sold may be retained by the Collateral Agent until the sale price is paid by the purchaser or purchasers thereof, but the Collateral Agent shall not incur any liability in the event that any such purchaser or purchasers shall fail to take up and pay for the Collateral so sold and, in the case of any such failure, such Collateral may be sold again upon notice given in accordance with provisions above.  At any public (or, to the extent permitted by law, private) sale made pursuant to this Section 5.01, any Secured Party may bid for or purchase, free (to the extent permitted by law) from any right of redemption, stay, valuation or appraisal on the part of any Grantor (all such rights being also hereby waived and released to the extent permitted by law), the Collateral or any part thereof offered for sale and may make payment on account thereof by using any claim then due and payable to such Secured Party from any Grantor as a credit against the purchase price, and such Secured Party may, upon compliance with the terms of sale, hold, retain and dispose of such property in accordance with Article V hereof without further accountability to any Grantor therefor.  For purposes hereof, a written agreement to purchase the Collateral or any portion thereof shall be treated as a sale thereof; the Collateral Agent shall be free to carry out such sale pursuant to such agreement and no Grantor shall be entitled to the return of the Collateral or any portion thereof subject thereto, notwithstanding the fact that after the Collateral Agent shall have entered into such an agreement all Events of Default shall have been remedied and the Secured Obligations paid in full.  As an alternative to exercising the power of sale herein conferred upon it, the Collateral Agent may proceed by a suit or suits at law or in equity to foreclose this Agreement and to sell the Collateral or any portion thereof pursuant to a judgment or decree of a court or courts having competent jurisdiction or pursuant to a proceeding by a court-appointed receiver.  Any sale pursuant to the provisions of this Section 5.01 shall be deemed to conform to the commercially reasonable standards as provided in Section 9-610(b) of the UCC or its equivalent in other jurisdictions.

Without limiting any other rights of the Collateral Agent granted pursuant to this Agreement, each Grantor hereby grants to the Collateral Agent, and the representatives and independent contractors of the Collateral Agent, a royalty free, non-exclusive, irrevocable license (such license to be effective upon the occurrence and during the continuance of any Event of Default), to use, apply, and affix any Trademark, trade name, logo, or the like in which any Grantor now or hereafter has rights, solely in connection with the Collateral Agent’s enforcement of rights or remedies hereunder, including in connection with any sale or other disposition of Inventory.  As to each Grantor, the license granted hereby shall remain in full force and effect until such Grantor hereunder is released hereunder in accordance with Section 7.15 of this Agreement.

SECTION 5.02.            Application of Proceeds.

(1)                                 Subject to the terms of the Intercreditor Agreements, the Collateral Agent will promptly apply the proceeds, moneys or balances of any collection or sale of Collateral, as well as any Collateral consisting of cash, in the following order of priority:

(a)                                 first, to all amounts owing to the Collateral Agent or the Trustee pursuant to any of the Notes Documents in its capacity as such in respect of (i) the preservation of Collateral or its security interest in the Collateral or (ii) with respect to enforcing the rights of the Secured Parties under the Notes Documents;

(b)                                 second, to the extent proceeds remain after the application pursuant to preceding clause (a), to all other amounts owing to the Trustee, the Collateral Agent or any other Agent pursuant to any of the Notes Documents in its capacity as such;

(c)                                  third, to the extent proceeds remain after the application pursuant to preceding clauses (a) through (b), to an amount equal to the Secured Obligations with each Secured Party receiving an amount equal to its outstanding Secured Obligations or, if the proceeds are insufficient to pay in full all such Secured Obligations, its pro rata share of the amount remaining to be distributed; and

(d)                                 fourth, to the extent proceeds remain after the application pursuant to preceding clauses (a) through (c), inclusive, and following the payment in full of the Secured Obligations, to the relevant Grantor, their successors or assigns, or as a court of competent jurisdiction may otherwise direct or as otherwise required by the Intercreditor Agreement.

(2)                                 If any payment to any Secured Party pursuant to this Section 5.02 of its pro rata share of any distribution would result in overpayment to such Secured Party, such excess amount shall instead be distributed in respect of the unpaid Secured Obligations of the other Secured Parties, with each Secured Party whose Secured Obligations have not been paid in full to receive an amount equal to such excess amount multiplied by a fraction the numerator of which is the unpaid Secured Obligations of such Secured Party and the denominator of which is the unpaid Secured Obligations of all Secured Parties entitled to such distribution.

(3)                                 All payments required to be made hereunder shall be made to the Trustee for the account of such Secured Parties or as the Trustee may otherwise direct in accordance with the Notes Documents.

(4)                                 Subject to the other limitations (if any) set forth herein and in the other Notes Documents, it is understood that the Note Parties will remain liable (as and to the extent set forth in herein except to the extent that any of the foregoing are found by a final and non-appealable decision of a court of competent jurisdiction to have resulted from the Collateral Agent’s gross negligence or willful misconduct) to the extent of any deficiency between the amount of the proceeds of the Collateral and the aggregate amount of the Secured Obligations of the Note Parties.

(5)                                 It is understood and agreed by each Note Party that the Collateral Agent will have no liability for any determinations made by it in this Section 5.02 except to the extent that any of the foregoing are found by a final and non-appealable decision of a court of competent jurisdiction to have resulted from the Collateral Agent’s own gross negligence, bad faith or willful misconduct.  Each Note Party also agrees that the Collateral Agent may (but shall not be required to), at any time and in its sole discretion, and with no liability resulting therefrom, petition a court of competent jurisdiction regarding any application of Collateral in accordance with the requirements hereof and of each Intercreditor Agreement, and the Collateral Agent shall be entitled to wait for, and may conclusively rely on, any such determination.

(6)                                 The parties hereto agree that the provisions of this Article V shall apply to distributions and/or realizations on account of all assets securing the Secured Obligations, including assets not defined as Collateral hereunder (including, for the avoidance of doubt, all Real Property of the Grantors mortgaged to the Collateral Agent for the benefit of some or all of the Secured Parties).

SECTION 5.03.            Securities Act, Etc.  In view of the position of the Grantors in relation to the Pledged Collateral, or because of other current or future circumstances, a question may arise under the Securities Act of 1933, as now or hereafter in effect, or any similar federal statute hereafter enacted analogous in purpose or effect (such Act and any such similar statute as from time to time in effect being called the “Federal Securities Laws”) with respect to any disposition of the Pledged Collateral permitted hereunder.  Each Grantor understands that compliance with the Federal Securities Laws might very strictly limit the course of conduct of the Collateral Agent if the Collateral Agent were to attempt to dispose of all or any part of the Pledged Collateral, and might also limit the extent to which or the manner in which any subsequent transferee of any Pledged Collateral could dispose of the same.  Similarly, there may be other legal restrictions or limitations affecting the Collateral Agent in any attempt to dispose of all or part of the Pledged Collateral under applicable Blue Sky or other state securities laws or similar laws analogous in purpose or effect.  Each Grantor acknowledges and agrees that in light of such restrictions and limitations, the Collateral Agent, in its sole and absolute discretion, may (1) proceed to make such a sale whether or not a registration statement for the purpose of registering such Pledged Collateral or part thereof shall have been filed under the Federal Securities Laws or, to the extent applicable, Blue Sky or other state securities laws and (2) approach and negotiate with a single potential purchaser to effect such sale.  Each Grantor acknowledges and agrees that any such sale might result in prices and other terms less favorable to the seller than if such sale were a public sale without such restrictions.  In the event of any such sale, the Collateral Agent will incur no responsibility or liability for selling all or any part of the Pledged Collateral at a price that the Collateral Agent, in its sole and absolute discretion, may in good faith deem reasonable under the circumstances, notwithstanding the possibility that a substantially higher price might have been realized if the sale were deferred until after registration as aforesaid or if more than a single purchaser were approached.  The provisions of this Section 5.03 will apply notwithstanding the existence of a public or private market upon which the quotations or sales prices may exceed substantially the price at which the Collateral Agent sells.

ARTICLE VI

[RESERVED]

ARTICLE VII

MISCELLANEOUS

SECTION 7.01.            Notices.  All communications and notices hereunder shall (except as otherwise permitted herein) be in writing and given as provided in Section 13.1 of the Indenture.  All communications and notices hereunder to any Grantor will be given to it in care of the Issuer, with such notice to be given as provided in Section 13.1 of the Indenture.

SECTION 7.02.            Security Interest Absolute.  All rights of the Collateral Agent hereunder, the Security Interest in the Article 9 Collateral, the security interest in the Pledged Collateral and all obligations of each Grantor hereunder will be absolute and unconditional irrespective of:

(1)                                 any lack of validity or enforceability of the Indenture, any other Notes Document, any agreement with respect to any of the Secured Obligations or any other agreement or instrument relating to any of the foregoing;

(2)                                 any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations, or any other amendment or waiver of or any consent to any departure from the Indenture, any other Notes Document or any other agreement or instrument;

(3)                                 any exchange, release or non-perfection of any Lien on other collateral, or any release or amendment or waiver of or consent under or departure from any guarantee, securing or guaranteeing all or any of the Secured Obligations; or

(4)                                 subject only to termination or release of a Grantor’s obligations hereunder in accordance with the terms of Section 7.15 hereof any other circumstance that might otherwise constitute a defense available to, or a discharge of, any Grantor in respect of the Secured Obligations or this Agreement (other than a defense of payment or performance).

SECTION 7.03.            Limitation By Law.  All rights, remedies and powers provided in this Agreement may be exercised only to the extent that the exercise thereof does not violate any applicable provision of law, and all the provisions of this Agreement are intended to be subject to all applicable mandatory provisions of law that may be controlling and to be limited to the extent necessary so that they will not render this Agreement invalid, unenforceable, in whole or in part, or not entitled to be recorded, registered or filed under the provisions of any applicable law.

SECTION 7.04.            Binding Effect; Several Agreement.  This Agreement will become effective as to any party to this Agreement when a counterpart hereof executed on behalf of such party is delivered to the Collateral Agent and a counterpart hereof is executed on behalf of the Collateral Agent, and thereafter will be binding upon such party and the Collateral Agent and their respective permitted successors and assigns, and will inure to the benefit of such party, the Collateral Agent and the other Secured Parties and their respective permitted successors and assigns, except that no party shall have the right to assign or transfer its rights or obligations hereunder or any interest herein or in the Collateral (and any such assignment or transfer shall be void) except as expressly contemplated by this Agreement, the Indenture.  This Agreement will be construed as a separate agreement with respect to each Grantor and may be amended, modified, supplemented, waived or released with respect to any Grantor without the approval of any other Grantor and without affecting the obligations of any other Grantor hereunder.

SECTION 7.05.            Successors and Assigns; Replacement of Collateral Agent; Successor Collateral Agent by Merger.

(1)                                 Whenever in this Agreement any of the parties hereto is referred to, such reference will be deemed to include the permitted successors and assigns of such party, and all covenants, promises and agreements by or on behalf of any Grantor or the Collateral Agent that are contained in this Agreement shall bind and inure to the benefit of their respective permitted successors and assigns; provided that no Grantor may assign, transfer or delegate any of its rights or obligations under this Agreement without the prior written consent of the Collateral Agent.

(2)                                 The Collateral Agent may resign at any time by so notifying the Issuers.  The Holders of a majority in aggregate principal amount of the then outstanding Notes may remove the Collateral Agent upon written notice to the Issuers, the Trustee and the Collateral Agent, and may appoint a successor Collateral Agent.  The Issuers will remove the Collateral Agent if:

(a)           [reserved];

(b)           the Collateral Agent is adjudged bankrupt or insolvent;

(c)           a receiver or other public officer takes charge of the Collateral Agent or its property; or

(d)           the Collateral Agent otherwise becomes incapable of acting.

(3)           If the Collateral Agent resigns or is removed by the Issuers or by the Holders of a majority in aggregate principal amount of the then outstanding Notes and such Holders do not within 30 days thereafter appoint a successor Collateral Agent, or if a vacancy exists in the office of Collateral Agent for any reason (the Collateral Agent in such event being referred to herein as the retiring Collateral Agent), the Issuers will promptly appoint a successor Collateral Agent.

(4)           A successor Collateral Agent will deliver a written acceptance of its appointment to the retiring Collateral Agent and to the Issuers.  Thereupon the resignation or removal of the retiring Collateral Agent will become effective, and the successor Collateral Agent will have all the rights, powers and duties of the Collateral Agent under this Agreement and the other Notes Documents.  The Trustee will deliver a notice of the successor Collateral Agent’s succession to the Holders.  The retiring Collateral Agent will promptly transfer all property held by it as Collateral Agent to the successor Collateral Agent, subject to the liens provided for in Section 7.6 of the Indenture.  All costs reasonably incurred in connection with any resignation or removal hereunder will be borne by the Issuers.

(5)           If a successor Collateral Agent does not take office within 30 days after the retiring Collateral Agent resigns or is removed, the retiring Collateral Agent or the Holders of at least 10.0% in principal amount of the Notes may petition, at the Issuers’ expense, any court of competent jurisdiction for the appointment of a successor Collateral Agent.

(6)           [reserved].

(7)           Notwithstanding the replacement of the Collateral Agent pursuant to this Section 7.05, the Issuers’ obligations under this Agreement will continue for the benefit of the retiring Collateral Agent.

(8)           If the Collateral Agent, consolidates with, merges or converts into, or transfers all or substantially all its corporate trust business or assets to, another corporation or banking association, the resulting, surviving or transferee corporation without any further act will be the successor Collateral Agent.

SECTION 7.06.            Collateral Agent’s Fees and Expenses; Indemnification.

The parties hereto agree that the Collateral Agent will be entitled to reimbursement of its expenses incurred hereunder as provided in Section 7.6 of the Indenture and the provisions of Section 7.6 of the Indenture shall be incorporated by reference herein and apply to each Grantor mutatis mutandis.

SECTION 7.07.            Collateral Agent Appointed Attorney-in-Fact.  Each Grantor hereby appoints the Collateral Agent the attorney-in-fact of such Grantor for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instrument that the Collateral Agent may deem necessary to accomplish the purposes hereof, which appointment is irrevocable and coupled with an interest.  The Collateral Agent will have the right, upon the occurrence and during the continuance of an Event of Default, with full power of substitution either in the Collateral Agent’s name or in the name of such Grantor, to:

(1)                                 receive, endorse, assign or deliver any and all notes, acceptances, checks, drafts, money orders or other evidences of payment relating to the Collateral or any part thereof;

(2)                                 demand, collect, receive payment of, give receipt for and give discharges and releases of all or any of the Collateral;

(3)                                 ask for, demand, sue for, collect, receive and give acquittance for any and all moneys due or to become due under and by virtue of any Collateral;

(4)                                 sign the name of any Grantor on any invoice or bill of lading relating to any of the Collateral;

(5)                                 send verifications of Accounts to any Account Debtor;

(6)                                 commence and prosecute any and all suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect or otherwise realize on all or any of the Collateral or to enforce any rights in respect of any Collateral;

(7)                                 settle, compromise, compound, adjust or defend any actions, suits or proceedings relating to all or any of the Collateral;

(8)                                 notify, or to require any Grantor to notify, Account Debtors to make payment directly to the Collateral Agent; and

(9)                                 use, sell, assign, transfer, pledge, make any agreement with respect to or otherwise deal with all or any of the Collateral, and to do all other acts and things necessary to carry out the purposes of this Agreement, as fully and completely as though the Collateral Agent were the absolute owner of the Collateral for all purposes;

provided that nothing herein contained will be construed as requiring or obligating the Collateral Agent to make any commitment or to make any inquiry as to the nature or sufficiency of any payment received by the Collateral Agent, or to present or file any claim or notice, or to take any action with respect to the Collateral or any part thereof or the moneys due or to become due in respect thereof or any property covered thereby.  The Collateral Agent and the other Secured Parties will be accountable only for amounts actually received as a result of the exercise of the powers granted to them herein, and neither they nor their officers, directors, employees or agents shall be responsible to any Grantor for any act or failure to act hereunder, except for their own gross negligence or willful misconduct.

SECTION 7.08.            APPLICABLE LAW.  THIS AGREEMENT AND ANY CLAIM, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK (EXCEPT FOR CONFLICTS OF LAW PRINCIPLES THAT WOULD RESULT IN THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION).

SECTION 7.09.            Waivers; Amendment.

(1)                                 No failure or delay by the Collateral Agent or any other Secured Party in exercising any right, power or remedy hereunder or under any other Notes Document will operate as a waiver thereof, nor will any single or partial exercise of any such right, power or remedy, or any abandonment or discontinuance of steps to enforce such a right, power or remedy, preclude any other or further exercise thereof or the exercise of any other right, power or remedy.  The rights, powers and remedies of the Collateral Agent and the Holders hereunder and under the other Notes Documents are cumulative and are not exclusive of any rights, powers or remedies that they would otherwise have.  No waiver of any provision of this Agreement or consent to any departure by any Grantor therefrom will in any event be effective unless the same is permitted by paragraph (2) of this Section 7.09, and then such waiver or consent will be effective only in the specific instance and for the purpose for which given.

(2)                                 Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Collateral Agent and the Grantors with respect to which such waiver, amendment or modification is to apply, subject to any consent required in accordance with Article IX of the Indenture.

SECTION 7.10.            WAIVER OF JURY TRIAL.  The provisions of Section 13.8 of the Indenture shall be incorporated by reference herein and apply to each party hereto.

SECTION 7.11.            Severability.  In the event any one or more of the provisions contained in this Agreement is held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein will not in any way be affected or impaired thereby.

SECTION 7.12.            Counterparts.  This Agreement may be executed in two or more counterparts, each of which will constitute an original but all of which when taken together will constitute but one contract, and will become effective as provided in Section 7.04 hereof.  Delivery of an executed counterpart to this Agreement by facsimile or other electronic transmission will be as effective as delivery of a manually signed original.

SECTION 7.13.            Headings.  Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

SECTION 7.14.            Jurisdiction; Consent to Service of Process.  The provisions of Section 13.7 of the Indenture shall be incorporated by reference herein and apply to each party hereto.

SECTION 7.15.            Termination or Release.

(1)                                 This Agreement, the pledges made herein, the Security Interest and all other security interests granted hereby shall terminate upon the occurrence of the Termination Date.

(2)                                 A Grantor that is a Subsidiary shall automatically be released from its obligations hereunder and the security interests in the Collateral of such Grantor shall be automatically released upon the consummation of any transaction permitted by the Indenture as a result of which such Grantor ceases to be a Guarantor; provided that such portion of the Holders as are required by the terms of the Indenture to consent to such transaction shall have consented thereto; provided, further, to the extent the ABL Security Documents, Second

Lien Notes Collateral Documents (as defined in the Junior Lien Intercreditor Agreement) or the Third Lien Notes Collateral Documents (as defined in the Junior Lien Intercreditor Agreement) are in effect on such date, such Grantor (and the security interests in the Collateral in respect thereof) is released under such ABL Security Documents, Second Lien Notes Collateral Documents and Third Lien Notes Collateral Documents, as applicable, concurrently with the release referred to in this clause (2).

(3)                                 Upon any sale or other transfer by any Grantor of any Collateral that is permitted under the Indenture to any person that is not a Grantor, or upon the effectiveness of any written consent to the release of the security interest granted hereby in any Collateral pursuant to Article IX of the Indenture or pursuant to Section 5.1 of the ABL/Term Loan/Notes Intercreditor Agreement or Sections 5.1 or 5.2 of the Junior Lien Intercreditor Agreement, the security interest in such Collateral shall be automatically released; provided to the extent the ABL Security Documents, Second Lien Notes Collateral Documents or the Third Lien Notes Collateral Documents are in effect on such date, such Grantor (and the security interests in the Collateral in respect thereof) is released under such ABL Security Documents, Second Lien Notes Collateral Documents and Third Lien Notes Collateral Documents, as applicable, concurrently with the release referred to in this clause (3).

(4)                                 In connection with any termination or release pursuant to paragraph (1) through (3) of this Section 7.15, the Collateral Agent shall execute and deliver to any Grantor, at such Grantor’s expense, all documents that such Grantor reasonably requests to evidence such termination or release (including UCC termination statements) and will duly assign and transfer to such Grantor such of the Pledged Collateral that may be in the possession of the Collateral Agent and has not theretofore been sold or otherwise applied or released pursuant to this Agreement; provided that the Collateral Agent will not be required to take any action under this Section 7.15(6) unless such Grantor shall have delivered to the Collateral Agent together with such request, which may be incorporated into such request: (a) a reasonably detailed description of the Collateral, which in any event is sufficient to effect the appropriate termination or release without affecting any other Collateral and (b) a certificate of a Responsible Officer of the Issuer certifying that the transaction giving rise to such termination or release is permitted by the Indenture and was or is consummated in compliance with the Notes Documents.  Any execution and delivery of documents pursuant to this Section 7.15 shall be without recourse to or warranty by the Collateral Agent.

SECTION 7.16.            Additional Subsidiaries.  Upon execution and delivery by the Collateral Agent and any Subsidiary that is required to become a party hereto by Section 3.11 of the Indenture of a supplement in substantially the form of Exhibit I hereto, such Subsidiary will become a Grantor hereunder with the same force and effect as if originally named as a Grantor herein.  The execution and delivery of any such supplement will not require the consent of any other party to this Agreement.  The rights and obligations of each party to this Agreement will remain in full force and effect notwithstanding the addition of any new party to this Agreement.

SECTION 7.17.            Rights of the Collateral Agent; No Duties.  The permissive rights of the Collateral Agent enumerated herein (i) are granted for its benefit and (ii) shall not be constituted as duties or obligations.  The duties of the Collateral Agent are solely as set forth in the Indenture and no implied duties or obligations will be read into this Agreement against the Collateral Agent.

In the acceptance, execution, delivery and performance of this Agreement, the Collateral Agent shall have the benefit of all exculpatory provisions, indemnities, protections, benefits, rights and immunities granted to it in the Indenture, as though fully set forth herein.

SECTION 7.18.            Recitals.  Neither the Trustee nor the Collateral Agent will be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Agreement or for or in respect of the recitals contained herein, all of which recitals are made solely by each of the Grantors.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

GRANTORS:

NEIMAN MARCUS GROUP LTD LLC

By:	/s/ Tracy M. Preston
Name: Tracy M. Preston
Title: Senior Vice President, General Counsel and Chief Compliance Officer

THE NEIMAN MARCUS GROUP LLC

By:	/s/ Tracy M. Preston
Name: Tracy M. Preston
Title: Vice President and Secretary

THE NMG SUBSIDIARY LLC

By:	/s/ Tracy M. Preston
Name: Tracy M. Preston
Title: Vice President and Secretary

BERGDORF GOODMAN INC.

By:	/s/ Tracy M. Preston
Name: Tracy M. Preston
Title: Vice President and Secretary

BERGDORF GRAPHICS, INC.

By:	/s/ Tracy M. Preston
Name: Tracy M. Preston
Title: Vice President and Secretary

[Signature Page to Second Lien Collateral Agreement]

BG PRODUCTIONS, INC.

By:	/s/ Tracy M. Preston
Name: Tracy M. Preston
Title: Vice President and Secretary

MARIPOSA BORROWER, INC.

By:	/s/ Tracy M. Preston
Name: Tracy M. Preston
Title: Vice President and Secretary

NEMA BEVERAGE CORPORATION

By:	/s/ Tracy M. Preston
Name: Tracy M. Preston
Title: President

NEMA BEVERAGE HOLDING CORPORATION

By:	/s/ Tracy M. Preston
Name: Tracy M. Preston
Title: President

NEMA BEVERAGE PARENT CORPORATION

By:	/s/ Tracy M. Preston
Name: Tracy M. Preston
Title: President

[Signature Page to Second Lien Collateral Agreement]

NM BERMUDA, LLC

By:	/s/ Tracy M. Preston
Name: Tracy M. Preston
Title: Vice President and Secretary

NM FINANCIAL SERVICES, INC.

By:	/s/ Tracy M. Preston
Name: Tracy M. Preston
Title: Vice President and Secretary

NM NEVADA TRUST

By:	/s/ Tracy M. Preston
Name: Tracy M. Preston
Title: Vice President and Secretary

NMG CALIFORNIA SALON LLC

By:	/s/ Tracy M. Preston
Name: Tracy M. Preston
Title: Senior Vice President and General Counsel

NMG FLORIDA SALON LLC

By:	/s/ Tracy M. Preston
Name: Tracy M. Preston
Title: Senior Vice President and General Counsel

[Signature Page to Second Lien Collateral Agreement]

NMG GLOBAL MOBILITY, INC.

By:	/s/ Tracy M. Preston
Name: Tracy M. Preston
Title: Vice President, General Counsel and Secretary

NMG SALONS LLC

By:	/s/ Tracy M. Preston
Name: Tracy M. Preston
Title: Senior Vice President and General Counsel

NMG SALON HOLDINGS LLC

By:	/s/ Tracy M. Preston
Name: Tracy M. Preston
Title: Chief Executed Officer and President

NMG TEXAS SALON LLC

By:	/s/ Tracy M. Preston
Name: Tracy M. Preston
Title: Senior Vice President and General Counsel

NMGP, LLC

By:	/s/ Tracy M. Preston
Name: Tracy M. Preston
Title: Vice President and Secretary

[Signature Page to Second Lien Collateral Agreement]

WORTH AVENUE LEASING COMPANY

By:	/s/ Tracy M. Preston
Name: Tracy M. Preston
Title: Vice President and Secretary

[Signature Page to Second Lien Collateral Agreement]

ANKURA TRUST COMPANY, LLC, as Trustee and Collateral Agent

By:	/s/ Lisa J. Price
Name: Lisa J. Price
Title: Managing Director

[Signature Page to Second Lien Collateral Agreement]

Exhibit I
 to
Collateral Agreement

SUPPLEMENT NO.      dated as of                      (this “Supplement”), to the Second Lien Notes Collateral Agreement dated as of June 7, 2019 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Second Lien Notes Collateral Agreement”), among each of the Grantors party thereto, and Ankura Trust Company, LLC, as Trustee (in such capacity, the “Trustee”) and as Collateral Agent for the Secured Parties (as defined therein) (in such capacity, the “Collateral Agent”).

(1)                                 Reference is made to that certain (i) Indenture dated as of June 7, 2019 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Indenture”), among NEIMAN MARCUS GROUP LTD LLC, a Delaware limited liability company (the “Issuer”), MARIPOSA BORROWER, INC., a Delaware corporation (the “Corporate Co-Issuer”), THE NEIMAN MARCUS GROUP LLC, a Delaware limited liability company (the “LLC Co-Issuer”), The NMG Subsidiary LLC, a Delaware limited liability company (the “New Co-Issuer Subsidiary” and, together with Corporate Co-Issuer and the LLC Co-Issuer, the “Co-Issuers” and, together with the Issuer, the “Issuers”), the guarantors party thereto from time to time, the Trustee and the Collateral Agent, pursuant to which the Issuer has agreed to issue and sell notes from time to time upon the terms and subject to the conditions set forth therein and (ii) the Second Lien Notes Collateral Agreement.

(2)                                 Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Indenture and the Second Lien Notes Collateral Agreement.

(3)                                 The Grantors have entered into the Second Lien Notes Collateral Agreement in order to induce the Holders to purchase the Notes under the Indenture.  Section 7.16 of the Second Lien Notes Collateral Agreement provides that additional entities may become Grantors under the Second Lien Notes Collateral Agreement by execution and delivery of an instrument in the form of this Supplement.  The undersigned Subsidiary (the “New Subsidiary”) is executing this Supplement in accordance with the requirements of the Indenture to become a Grantor under the Second Lien Notes Collateral Agreement.

Accordingly, the Collateral Agent and the New Subsidiary agree as follows:

SECTION 1.

(a)                                 In accordance with Section 7.16 of the Second Lien Notes Collateral Agreement, the New Subsidiary by its signature below becomes a Grantor under the Second Lien Notes Collateral Agreement with the same force and effect as if originally named therein as a Grantor, and the New Subsidiary hereby (1) agrees to all the terms and provisions of the Second Lien Notes Collateral Agreement applicable to it as a Grantor thereunder and (2) represents and warrants that the representations and warranties made by it as a Grantor in Section 3.03 and Section 4.02 thereof are true and correct, in all material respects, on and as of the date hereof.  In furtherance

Exhibit I-1

of the foregoing, the New Subsidiary, as security for the payment and performance in full of the Secured Obligations (as defined in the Second Lien Notes Collateral Agreement), does hereby create and grant to the Collateral Agent, for the benefit of the applicable Secured Parties, a security interest in and Lien on all the New Subsidiary’s right, title and interest in and to the Collateral (as defined in and to the extent required by the Second Lien Notes Collateral Agreement) of the New Subsidiary.  Each reference to a “Grantor” in the Second Lien Notes Collateral Agreement shall be deemed to include the New Subsidiary.  The Second Lien Notes Collateral Agreement is hereby incorporated herein by reference.

(b)                                 In accordance with Section 9.3 of the ABL/Term Loan/Notes Intercreditor Agreement, the New Subsidiary by its signature below becomes a party to the ABL/Term Loan/Notes Intercreditor Agreement as a Grantor thereunder for all purposes thereof on the terms set forth therein, and agrees, for the enforceable benefit of all existing and future ABL Lenders (as defined in the ABL/Term Loan/Notes Intercreditor Agreement), all existing and future Term Loan Lenders (as defined in the ABL/Term Loan/Notes Intercreditor Agreement) and all existing and future Existing Noteholders (as defined in the ABL/Term Loan/Notes Intercreditor Agreement) that it is bound by the terms, conditions and provisions of the ABL/Term Loan/Notes Intercreditor Agreement as fully as if the undersigned had executed and delivered the ABL/Term Loan/Notes Intercreditor Agreement as of the date thereof.  This Supplement shall constitute an Intercreditor Agreement Joinder under (and as defined in) the ABL/Term Loan/Notes Intercreditor Agreement.

(c)                                  In accordance with Section 8.20 of the Junior Lien Intercreditor Agreement, the New Subsidiary by its signature below becomes a party to the Junior Lien Intercreditor Agreement as a Grantor thereunder for all purposes thereof on the terms set forth therein, and agrees, for the enforceable benefit of all existing and future all existing and future First Lien Secured Parties (as defined in the Junior Lien Intercreditor Agreement) and all existing and future Junior Lien Secured Parties (as defined in the Junior Lien Intercreditor Agreement) that it is bound by the terms, conditions and provisions of the Junior Lien Intercreditor Agreement as fully as if the undersigned had executed and delivered the Junior Lien Intercreditor Agreement as of the date thereof.  This Supplement shall constitute an intercreditor agreement joinder under the Junior Lien Intercreditor Agreement.

SECTION 2.  The New Subsidiary represents and warrants to the Collateral Agent and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, subject to (1) the effects of bankruptcy, insolvency, moratorium, reorganization, fraudulent conveyance or other similar laws affecting creditors’ rights generally; (2) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and (3) implied covenants of good faith and fair dealing.

SECTION 3.  This Agreement may be executed in two or more counterparts, each of which will constitute an original but all of which when taken together constitutes but one

Exhibit I-2

contract.  This Supplement will become effective when the Collateral Agent receives a counterpart (whether by electronic transmission or otherwise) of this Supplement that bears the signature of the New Subsidiary.

SECTION 4.  The New Subsidiary hereby represents and warrants as of the date hereof that:

(1)                                 set forth on Schedule I attached hereto is a true and correct schedule of all the Pledged Securities of the New Subsidiary as of the date hereof;

(2)                                 set forth on Schedule II attached hereto is a true and correct schedule of all of the material Patents, registered Trademarks and registered Copyrights of the New Subsidiary as of the date hereof;

(3)                                 set forth on Schedule III attached hereto is a true and correct schedule of all Commercial Tort Claims of the New Subsidiary individually in excess of $5.0 million as of the date hereof; and

(4)                                 set forth on Schedule IV attached hereto is the true and correct legal name of the New Subsidiary, its jurisdiction of formation and the location of its chief executive office.

SECTION 5.  Except as expressly supplemented hereby, the Second Lien Notes Collateral Agreement shall remain in full force and effect.

SECTION 6.  THIS SUPPLEMENT AND ANY CLAIM, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE OTHER NOTES DOCUMENTS AND THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK (EXCEPT FOR CONFLICTS OF LAW PRINCIPLES THAT WOULD RESULT IN THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION).

SECTION 7.  In the event any one or more of the provisions contained in this Supplement are held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein, in the Second Lien Notes Collateral Agreement and in the Intercreditor Agreements will not in any way be affected or impaired thereby.  The parties will endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 8.  All communications and notices hereunder will be in writing and given as provided in Section 7.01 of the Second Lien Notes Collateral Agreement.  The address of each of the New Subsidiaries for purposes of all notices and other communications under the Intercreditor Agreements is: [  ].

SECTION 9.  The New Subsidiary agrees to reimburse the Trustee and the Collateral Agent for their reasonable out-of-pocket expenses in connection with this Supplement,

Exhibit I-3

including the reasonable fees, disbursements and other charges of counsel for the Trustee and for the Collateral Agent.

IN WITNESS WHEREOF, the New Subsidiary and the Agents have duly executed this Supplement to the Second Lien Notes Collateral Agreement and to the Intercreditor Agreements as of the day and year first above written.

[Name of New Subsidiary]

By:
Name:
Title:

Exhibit I-4

ANKURA TRUST COMPANY, LLC, as Trustee and Collateral Agent

By:
Name:
Title:

Exhibit I-5

Schedule I
to Supplement No.     to the

Collateral Agreement

Pledged Securities of the New Subsidiary

EQUITY INTERESTS

Number of Issuer Certificate	Registered Owner	Number and Class of Equity Interest	Percentage of Equity Interests

DEBT SECURITIES

Issuer	Principal Amount	Date of Note	Maturity Date

Scheduel I-1

Schedule II
to Supplement No.     to the
Collateral Agreement

PATENTS, TRADEMARKS AND COPYRIGHTS

Schedule II-1

Schedule III
to Supplement No.     to the
Collateral Agreement

COMMERCIAL TORT CLAIMS

Schedule III-1

Schedule IV
to Supplement No.     to the
Collateral Agreement

LEGAL NAME, JURISDICTION OF FORMATION
AND LOCATION OF CHIEF EXECUTIVE OFFICE

Schedule IV-1

Exhibit II
 to Collateral Agreement

FORM OF TRADEMARK SECURITY AGREEMENT

This TRADEMARK SECURITY AGREEMENT is dated as of [            ], by [•] (each, individually, a “Grantor” and, collectively, the “Grantors”), in favor Ankura Trust Company, LLC, in its capacity as collateral agent under the Security Agreement referred to below (in such capacity, the “Collateral Agent”).

W I T N E S S E T H:

Whereas, the Grantors are party to that certain Second Lien Notes Collateral Agreement dated as of June 7, 2019 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Security Agreement”) in favor of the Collateral Agent, pursuant to which the Grantors are required to execute and deliver this Trademark Security Agreement.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Grantors hereby agree with the Collateral Agent as follows:

SECTION 1.         Defined Terms.  Unless otherwise defined herein, terms defined in the Security Agreement and used herein have the meanings given to them in the Security Agreement.

SECTION 2.         Grant of Security Interest in Trademark Collateral.  As security for the payment or performance when due (whether at stated maturity, by acceleration or otherwise), as the case may be, in full of the Secured Obligations, each Grantor hereby pledges to the Collateral Agent, its successors and permitted assigns, for the benefit of the Secured Parties, and hereby grants to the Collateral Agent, its successors and permitted assigns, for the benefit of the Secured Parties, a security interest in all of such Grantor’s right, title, and interest in or to any and all of the following Intellectual Property now owned or at any time hereafter acquired by such Grantor or in which such Grantor now has or at any time in the future may acquire any right, title or interest (collectively, the “Trademark Collateral”):

(a)                                 all trademarks, service marks, corporate names, company names, business names, fictitious business names, trade styles, trade dress, logos, other source or business identifiers, designs and general intangibles of like nature, now existing or hereafter adopted or acquired, all registrations thereof (if any), and all registration applications filed in connection therewith, including registrations and registration applications in the United States Patent and Trademark Office or any similar offices in any State of the United States or any other country or any political subdivision thereof (except for “intent-to-use” applications for trademark or service mark registrations filed pursuant to Section 1(b) of the Lanham Act, 15 U.S.C. § 1051, unless and until an Amendment to Allege Use or a Statement of Use under Sections 1(c) and 1(d) of the Lanham Act has been filed, to the extent that, and solely during the period for which, any assignment of an “intent-to-use” application prior to such

Exhibit II-1

filing would violate the Lanham Act), and all renewals thereof, including those listed on Schedule I;

(b)                                 all goodwill associated therewith or symbolized thereby;

(c)                                  all claims for, and rights to sue for, past or future infringements of any of the foregoing; and

(d)                                 all income, royalties, damages and payments now or hereafter due and payable with respect to any of the foregoing, including damages and payments for past or future infringement thereof.

SECTION 3.         Security Agreement.  The security interest granted pursuant to this Trademark Security Agreement is granted in conjunction with the security interest granted to the Collateral Agent pursuant to the Security Agreement and the Grantors hereby acknowledge and affirm that the rights and remedies of the Collateral Agent with respect to the security interest in the Trademark Collateral made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.  In the event that any provision of this Trademark Security Agreement is deemed to conflict with the Security Agreement, the provisions of the Security Agreement shall control.

SECTION 4.         Recordation.  This Trademark Security Agreement has been executed and delivered by the Grantors for the purpose of recording the grant of security interest herein with the United States Patent and Trademark Office.  EachGrantor authorizes and requests that the Commissioner of Trademarks record this Trademark Security Agreement.

SECTION 5.         Counterparts.  This Trademark Security Agreement may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Trademark Security Agreement by signing and delivering one or more counterparts.

SECTION 6.         Governing Law.  THIS TRADEMARK SECURITY AGREEMENT AND ANY CLAIM, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE OTHER NOTES DOCUMENTS AND THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (EXCEPT FOR CONFLICTS OF LAW PRINCIPLES THAT WOULD RESULT IN THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION).

[Signature page follows]

Exhibit II-2

IN WITNESS WHEREOF, each Grantor has caused this Trademark Security Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

[ ],
as Grantor

By:
Name:
Title:

Exhibit II-3

Acknowledged and Accepted:

ANKURA TRUST COMPANY, LLC,
as Collateral Agent

By:
Name:
Title:

Exhibit II-4

SCHEDULE I

to

TRADEMARK SECURITY AGREEMENT

TRADEMARK REGISTRATIONS AND TRADEMARK APPLICATIONS

Exhibit II-5

Exhibit III
 to Collateral Agreement

FORM OF PATENT SECURITY AGREEMENT

This PATENT SECURITY AGREEMENT is dated as of [          ], by [•] (each, individually, a “Grantor” and, collectively, the “Grantors”), in favor of Ankura Trust Company, LLC, in its capacity as collateral agent under the Security Agreement referred to below (in such capacity, the “Collateral Agent”).

W I T N E S S E T H:

WHEREAS, the Grantors are party to that certain Second Lien Notes Collateral Agreement dated as of June 7, 2019 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Security Agreement”) in favor of the Collateral Agent, pursuant to which the Grantors are required to execute and deliver this Patent Security Agreement.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Grantors hereby agree with the Collateral Agent as follows:

SECTION 1.         Defined Terms.  Unless otherwise defined herein, terms defined in the Security Agreement and used herein have the meanings given to them in the Security Agreement.

SECTION 2.         Grant of Security Interest in Patent Collateral.  As security for the payment or performance when due (whether at stated maturity, by acceleration or otherwise), as the case may be, in full of the Secured Obligations, each Grantor hereby pledges to the Collateral Agent, its successors and permitted assigns, for the benefit of the Secured Parties, and hereby grants to the Collateral Agent, its successors and permitted assigns, for the benefit of the Secured Parties, a security interest in all of such Grantor’s right, title, and interest in or to any and all of the following Intellectual Property now owned or at any time hereafter acquired by such Grantor or in which such Grantor now has or at any time in the future may acquire any right, title or interest (collectively, the “Patent Collateral”):

(a)                                 all letters patent of the United States or the equivalent thereof in any other country or jurisdiction, including those listed on Schedule I, and all applications for letters patent of the United States or the equivalent thereof in any other country or jurisdiction, including those listed on Schedule I;

(b)                                 all provisionals, reissues, extensions, continuations, divisions, continuations-in-part, reexaminations or revisions thereof, and the inventions disclosed or claimed therein, including the right to make, use, import and/or sell the inventions disclosed or claimed therein;

(c)                                  all claims for, and rights to sue for, past or future infringements of any of the

Exhibit III-1

foregoing; and

(d)                                 all income, royalties, damages and payments now or hereafter due and payable with respect to any of the foregoing, including damages and payments for past or future infringement thereof.

SECTION 3.         Security Agreement.  The security interest granted pursuant to this Patent Security Agreement is granted in conjunction with the security interest granted to the Collateral Agent pursuant to the Security Agreement and the Grantors hereby acknowledge and affirm that the rights and remedies of the Collateral Agent with respect to the security interest in the Patent Collateral made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.  In the event that any provision of this Patent Security Agreement is deemed to conflict with the Security Agreement, the provisions of the Security Agreement shall control.

SECTION 4.         Recordation.  This Patent Security Agreement has been executed and delivered by the Grantors for the purpose of recording the grant of security interest herein with the United States Patent and Trademark Office.  The Grantor authorizes and requests that the Commissioner of Patents record this Patent Security Agreement.

SECTION 5.         Counterparts.  This Patent Security Agreement may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Patent Security Agreement by signing and delivering one or more counterparts.

SECTION 6.         Governing Law.  THIS PATENT SECURITY AGREEMENT AND ANY CLAIM, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE OTHER NOTES DOCUMENTS AND THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (EXCEPT FOR CONFLICTS OF LAW PRINCIPLES THAT WOULD RESULT IN THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION).

[Signature page follows]

Exhibit III-2

IN WITNESS WHEREOF, each Grantor has caused this Patent Security Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

[ ],
as Grantor

By:
Name:
Title:

Exhibit III-3

Acknowledged and Accepted:

ANKURA TRUST COMPANY, LLC,
as Collateral Agent

By:
Name:
Title:

Exhibit III-4

SCHEDULE I

to

PATENT SECURITY AGREEMENT

PATENTS AND PATENT APPLICATIONS

Exhibit III-5

Exhibit IV
 to Collateral Agreement

FORM OF COPYRIGHT SECURITY AGREEMENT

This COPYRIGHT SECURITY AGREEMENT is dated as of [ ], by [•] (each, individually, a “Grantor” and, collectively, the “Grantors”), in favor of Ankura Trust Company, LLC, in its capacity as collateral agent under the Security Agreement referred to below (in such capacity, the “Collateral Agent”).

W I T N E S S E T H:

WHEREAS, the Grantors are party to that certain Second Lien Notes Collateral Agreement dated as of June 7, 2019 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Security Agreement”) in favor of the Collateral Agent, pursuant to which the Grantors are required to execute and deliver this Copyright Security Agreement.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Grantors hereby agree with the Collateral Agent as follows:

SECTION 1.         Defined Terms.  Unless otherwise defined herein, terms defined in the Security Agreement and used herein have the meanings given to them in the Security Agreement.

SECTION 2.         Grant of Security Interest in Copyright Collateral.  As security for the payment or performance when due (whether at stated maturity, by acceleration or otherwise), as the case may be, in full of the Secured Obligations, each Grantor hereby pledges to the Collateral Agent, its successors and permitted assigns, for the benefit of the Secured Parties, and hereby grants to the Collateral Agent, its successors and permitted assigns, for the benefit of the Secured Parties, a security interest in all of such Grantor’s right, title, and interest in or to any and all of the following Intellectual Property now owned or at any time hereafter acquired by such Grantor or in which such Grantor now has or at any time in the future may acquire any right, title or interest (collectively, the “Copyright Collateral”):

(a)                                 all copyright rights in any work subject to the copyright laws of the United States or any other country, whether as author, assignee, transferee or otherwise;

(b)                                 all registrations and applications for registration of any such copyright in the United States or any other country, including registrations, supplemental registrations and pending applications for registration in the United States Copyright Office and the right to obtain all renewals thereof, including those listed on Schedule I;

(c)                                  all claims for, and rights to sue for, past or future infringements of any of the foregoing; and

(d)                                 all income, royalties, damages and payments now or hereafter due and payable with

Exhibit IV-1

respect to any of the foregoing, including damages and payments for past or future infringement thereof.

SECTION 3.         Security Agreement.  The security interest granted pursuant to this Copyright Security Agreement is granted in conjunction with the security interest granted to the Collateral Agent pursuant to the Security Agreement and the Grantors hereby acknowledge and affirm that the rights and remedies of the Collateral Agent with respect to the security interest in the Copyright Collateral made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.  In the event that any provision of this Copyright Security Agreement is deemed to conflict with the Security Agreement, the provisions of the Security Agreement shall control.

SECTION 4.         Recordation.  This Copyright Security Agreement has been executed and delivered by the Grantors for the purpose of recording the grant of security interest herein with the United States Copyright Office.  Each Grantor authorizes and requests that the United States Copyright Office record this Copyright Security Agreement.

SECTION 5.         Counterparts.  This Copyright Security Agreement may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Copyright Security Agreement by signing and delivering one or more counterparts.

SECTION 6.         Governing Law.  THIS COPYRIGHT SECURITY AGREEMENT AND ANY CLAIM, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE OTHER NOTES DOCUMENTS AND THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (EXCEPT FOR CONFLICTS OF LAW PRINCIPLES THAT WOULD RESULT IN THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION).

[Signature page follows]

Exhibit IV-2

IN WITNESS WHEREOF, each Grantor has caused this Copyright Security Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

[ ],
as Grantor

By:
Name:
Title:

Exhibit IV-3

Acknowledged and Accepted:
ANKURA TRUST COMPANY, LLC,
as Collateral Agent

By:
Name:
Title:

Exhibit IV-4

SCHEDULE I

to

COPYRIGHT SECURITY AGREEMENT

COPYRIGHT REGISTRATIONS AND COPYRIGHT APPLICATIONS

Exhibit IV-5

SCHEDULE I

PLEDGED STOCK

Grantor	Issuer	Type of Organization	Jurisdiction of Organization / Formation	# of Shares Owned	Total Shares Outstanding	% of Interest Pledged	Certificate No.	Par Value
Neiman Marcus Group LTD LLC (f/k/a Neiman Marcus Group LTD Inc.)	Mariposa Borrower, Inc.	Corporation	Delaware	10	10	100%	1	$0.001
Neiman Marcus Group LTD LLC	The Neiman Marcus Group LLC	Limited Liability Company	Delaware	100 Units	100	100%	Uncertificated	N/A
The Neiman Marcus Group LLC (f/k/a The Neiman Marcus Group, Inc.)	NM Financial Services, Inc.	Corporation	Delaware	10	10	100%	1	No par value
The Neiman Marcus Group LLC (f/k/a The Neiman Marcus Group, Inc.)	NM Nevada Trust	Trust	Massachusetts	1	100	100%	1	No par value
				89			005
Bergdorf Goodman Inc.				1		100%	2	No par value
				9			006
The Neiman Marcus Group LLC (f/k/a The Neiman Marcus Group, Inc.)	NMGP, LLC	Limited liability company	Virginia	100 Units	100	100%	Uncertificated	N/A
The Neiman Marcus Group LLC (f/k/a The Neiman Marcus Group, Inc.)	Worth Avenue Leasing Company	Corporation	Florida	10	10	100%	1	$1.00

Grantor	Issuer	Type of Organization	Jurisdiction of Organization / Formation	# of Shares Owned	Total Shares Outstanding	% of Interest Pledged	Certificate No.	Par Value
The Neiman Marcus Group LLC (f/k/a The Neiman Marcus Group, Inc.)	BG Productions, Inc.	Corporation	Delaware	100	100	100%	1	$1.00
The Neiman Marcus Group LLC (f/k/a The Neiman Marcus Group, Inc.)	NM Bermuda, LLC	Limited Liability Company	Delaware	N/A	N/A	100%	Uncertificated	N/A
The Neiman Marcus Group LLC (f/k/a The Neiman Marcus Group, Inc.)	NEMA Beverage Parent Corporation	Corporation	Texas	100	100	100%	1	$1.00
The Neiman Marcus Group LLC (f/k/a The Neiman Marcus Group, Inc.)	Bergdorf Goodman Inc.	Corporation	New York	1000	1000	100%	4	$1.00
The Neiman Marcus Group LLC (f/k/a The Neiman Marcus Group, Inc.)	NMG Global Mobility, Inc.	Corporation	Delaware	100	100	100%	1	$1.00
The Neiman Marcus Group LLC (f/k/a The Neiman Marcus Group, Inc.)	Neiman Marcus Bermuda, L.P.	Limited Partnership	Bermuda	N/A; 99%	N/A	100%	Uncertificated	N/A
NM Bermuda, LLC				N/A; 1%		100%
NEMA Beverage Parent Corporation	NEMA Beverage Holding Corporation	Corporation	Texas	100	100	100%	1	$1.00
NEMA Beverage Holding Corporation	NEMA Beverage Corporation	Corporation	Texas	100	100	100%	003	$1.00

Grantor	Issuer	Type of Organization	Jurisdiction of Organization / Formation	# of Shares Owned	Total Shares Outstanding	% of Interest Pledged	Certificate No.	Par Value
Bergdorf Goodman Inc.	Bergdorf Graphics, Inc.	Corporation	New York	200	200	100%	4	$0.01
The Neiman Marcus Group LLC	NMG Salon Holdings LLC	Limited Liability Company	Delaware	100 Units	100	100%	Uncertificated	N/A
NMG Salon Holdings LLC	NMG Salons LLC	Limited Liability Company	Delaware	100 Units	100	100%	Uncertificated	N/A
NMG Salon Holdings LLC	NMG Florida Salon LLC	Limited Liability Company	Florida	100 Units	100	100%	Uncertificated	N/A
NMG Salon Holdings LLC	NMG California Salon LLC	Limited Liability Company	California	100 Units	100	100%	Uncertificated	N/A
NMG Salon Holdings LLC	NMG Texas Salon LLC	Limited Liability Company	Texas	100 Units	100	100%	Uncertificated	N/A
The Neiman Marcus Group LLC	The NMG Subsidiary LLC	Limited Liability Company	Delaware	100 Units	N/A	100%	Uncertificated	N/A
The Neiman Marcus Group LLC	Fashionphile Group, LLC	Limited Liability Company	Delaware	170,000 units (13.655% as of 5/17/19)	1,244,983 (as of 5/17/19)	100%	Uncertificated	N/A
The Neiman Marcus Group LLC	NMG Term Loan PropCo LLC	Limited Liability Company	Delaware	100 Units	N/A	100%	Uncertificated	N/A
The Neiman Marcus Group LLC	NMG Notes PropCo LLC	Limited Liability Company	Delaware	100 Units	N/A	100%	Uncertificated	N/A

DEBT SECURITIES

1.                                      That certain Intercompany Note, dated as of June 7, 2019, by and among each Payor (as defined therein) and each Maker (as defined therein).

2.                                      Intercompany receivable held by NM Nevada Trust from The Neiman Marcus Group LLC, which was approximately $2,880,299,470 as of May 31, 2019.

3.                                      Intercompany receivable held by NM Nevada Trust from Bergdorf Goodman Inc., which was approximately $473,027,518 as of May 31, 2019.

SCHEDULE II

INTELLECTUAL PROPERTY

U.S. COPYRIGHTS

Title		Registration Number	Registration Date	Owner
1.	Another perspective / from Horchow.	TX0000887328	12/30/1981	The Neiman Marcus Group LLC (f/k/a The Neiman Marcus Group, Inc.) d/b/a Horchow Mail Order, Inc.
2.	Horchow : the Horchow collection.	TX0000896363	12/30/1981	The Neiman Marcus Group LLC (f/k/a The Neiman Marcus Group, Inc.) d/b/a Horchow Mail Order, Inc.
3.	Horchow : the Horchow collection.	CSN0041062	1989	The Neiman Marcus Group LLC (f/k/a The Neiman Marcus Group, Inc.) d/b/a Horchow Mail Order, Inc.
4.	Grand Finale : sales, close-outs & special values from famous companies.	CSN0040942	1989	The Neiman Marcus Group LLC (f/k/a The Neiman Marcus Group, Inc.) d/b/a Horchow Mail Order, Inc.
5.	Grand Finale : sales, close-outs & special values from famous companies.	TX0000884099	1/15/1982	The Neiman Marcus Group LLC (f/k/a The Neiman Marcus Group, Inc.) d/b/a Horchow Mail Order, Inc.
6.	Horchow : the Horchow collection.	TX0001047618	1/17/1983	The Neiman Marcus Group LLC (f/k/a The Neiman Marcus Group, Inc.) d/b/a Horchow Mail Order, Inc.
7.	Grand Finale : sales, close-outs & special values from famous companies.	TX0001047557	1/17/1983	The Neiman Marcus Group LLC (f/k/a The Neiman Marcus Group, Inc.) d/b/a Horchow Mail Order, Inc.
8.	Grand Finale : sales, close-outs & special values from famous companies.	TX0001385994	1/26/1984	The Neiman Marcus Group LLC (f/k/a The Neiman Marcus Group, Inc.) d/b/a Horchow Mail Order, Inc.
9.	SGF : savings on gifts and furnishings.	TX0001398214	1/26/1984	The Neiman Marcus Group LLC (f/k/a The Neiman Marcus Group, Inc.) d/b/a Horchow Mail Order, Inc.
10.	Horchow : the Horchow collection.	TX0001262241	9/1/1984	The Neiman Marcus Group LLC (f/k/a The Neiman Marcus Group, Inc.) d/b/a Horchow Mail Order, Inc.
11.	Horchow : the Horchow collection.	TX0001530547	1/15/1985	The Neiman Marcus Group LLC (f/k/a The Neiman Marcus Group, Inc.) d/b/a Horchow Mail Order, Inc.
12.	Grand Finale : sales, close-outs & special values from famous companies.	TX0001530546	1/15/1985	The Neiman Marcus Group LLC (f/k/a The Neiman Marcus Group, Inc.) d/b/a Horchow Mail Order, Inc.
13.	SGF : savings on gifts and furnishings.	TX0001511561	1/15/1985	The Neiman Marcus Group LLC (f/k/a The Neiman Marcus Group, Inc.) d/b/a Horchow Mail Order, Inc.
14.	Horchow : the Horchow collection.	TX0001741166	1/21/1986	The Neiman Marcus Group LLC (f/k/a The Neiman Marcus Group, Inc.) d/b/a Horchow Mail Order, Inc.
15.	Grand Finale : sales, close-outs & special values from famous companies.	TX0001741165	1/21/1986	The Neiman Marcus Group LLC (f/k/a The Neiman Marcus Group, Inc.) d/b/a Horchow Mail Order, Inc.
16.	SGF : savings on gifts and furnishings.	TX0001741167	1/21/1986	The Neiman Marcus Group LLC (f/k/a The Neiman Marcus Group, Inc.) d/b/a Horchow Mail Order, Inc.

Title		Registration Number	Registration Date	Owner
17.	Horchow : the Horchow collection.	TX0002014500	3/16/1987	The Neiman Marcus Group LLC (f/k/a The Neiman Marcus Group, Inc.) d/b/a Horchow Mail Order, Inc.
18.	Grand Finale : sales, close-outs & special values from famous companies.	TX0002014499	3/16/1987	The Neiman Marcus Group LLC (f/k/a The Neiman Marcus Group, Inc.) d/b/a Horchow Mail Order, Inc.
19.	SGF : savings on gifts and furnishings.	TX0002024695	3/16/1987	The Neiman Marcus Group LLC (f/k/a The Neiman Marcus Group, Inc.) d/b/a Horchow Mail Order, Inc.
20.	Horchow : the Horchow collection.	TX0002237683	2/1/1988	The Neiman Marcus Group LLC (f/k/a The Neiman Marcus Group, Inc.) d/b/a Horchow Mail Order, Inc.
21.	Grand Finale : sales, close-outs & special values from famous companies.	TX0002237685	2/1/1988	The Neiman Marcus Group LLC (f/k/a The Neiman Marcus Group, Inc.) d/b/a Horchow Mail Order, Inc.
22.	SGF : savings on gifts and furnishings.	TX0002237684	2/1/1988	The Neiman Marcus Group LLC (f/k/a The Neiman Marcus Group, Inc.) d/b/a Horchow Mail Order, Inc.
23.	Horchow : the Horchow collection.	TX0002498718	2/2/1989	The Neiman Marcus Group LLC (f/k/a The Neiman Marcus Group, Inc.) d/b/a Horchow Mail Order, Inc.
24.	Grand Finale : sales, close-outs & special values from famous companies.	TX0002493968	2/2/1989	The Neiman Marcus Group LLC (f/k/a The Neiman Marcus Group, Inc.) d/b/a Horchow Mail Order, Inc.
25.	Horchow : the Horchow collection.	TX0002494068	2/2/1989	The Neiman Marcus Group LLC (f/k/a The Neiman Marcus Group, Inc.) d/b/a Horchow Mail Order, Inc.
26.	Trifles : [catalogue].	TX0002498719	2/2/1989	The Neiman Marcus Group LLC (f/k/a The Neiman Marcus Group, Inc.) d/b/a Horchow Mail Order, Inc.
27.	Trifles : [catalogue].	CSN0042553	1989	The Neiman Marcus Group LLC (f/k/a The Neiman Marcus Group, Inc.) d/b/a Horchow Mail Order, Inc.
28.	SGF : savings on gifts and furnishings.	TX0002498720	2/2/1989	The Neiman Marcus Group LLC (f/k/a The Neiman Marcus Group, Inc.) d/b/a Horchow Mail Order, Inc.
29.	Neiman-Marcus situational selling.	TX0000797196	5/29/1981	The Neiman Marcus Group LLC
30.	Pure & simple : an InCircle cookbook	TX0003201185	10/28/1991	The Neiman Marcus Group LLC (f/k/a The Neiman Marcus Group, Inc.)
31.	Easter candletower.	VA0000489022	2/19/1992	The Neiman Marcus Group LLC (f/k/a The Neiman Marcus Group, Inc.)
32.	Pigtails and froglegs : a family cookbook from Neiman Marcus.	TX0003623121	9/16/1993	The Neiman Marcus Group LLC (f/k/a The Neiman Marcus Group, Inc.)
33.	Jeweled tiger ornament. Series: Jay Strongwater Christmas ornament, NM20001	VA0001172404	1/31/2003	The Neiman Marcus Group LLC (f/k/a The Neiman Marcus Group, Inc.)
34.	Tiger print. Series: Jay Strongwater Christmas ornament, NM20002	VA0001172405	1/31/2003	The Neiman Marcus Group LLC (f/k/a The Neiman Marcus Group, Inc.)

Title		Registration Number	Registration Date	Owner
35.	Jungle Harlequin. Series: Jay Strongwater Christmas ornament, NM20008	VA0001172408	1/31/2003	The Neiman Marcus Group LLC (f/k/a The Neiman Marcus Group, Inc.)
36.	Amber crystal turtle. Series: Jay Strongwater Christmas ornament, NM200034	VA0001172407	1/31/2003	The Neiman Marcus Group LLC (f/k/a The Neiman Marcus Group, Inc.)
37.	Mahogany egg. Series: Jay Strongwater Christmas ornament, NM20004	VA0001172406	1/31/2003	The Neiman Marcus Group LLC (f/k/a The Neiman Marcus Group, Inc.)
38.	Amber scallops. Series: Jay Strongwater Christmas ornament, NM2006	VA0001172409	1/31/2003	The Neiman Marcus Group LLC (f/k/a The Neiman Marcus Group, Inc.)
39.	Jungle florentine. Series: Jay Strongwater Christmas ornament ; NM20009	VA0001172440	1/31/2003	The Neiman Marcus Group LLC (f/k/a The Neiman Marcus Group, Inc.)
40.	Amber jeweled egg. Series: Jay Strongwater Christmas ornament ; NM20010	VA0001172439	1/31/2003	The Neiman Marcus Group LLC (f/k/a The Neiman Marcus Group, Inc.)
41.	Green jeweled egg. Series: Jay Strongwater Christmas ornament ; NM20011	VA0001172438	1/31/2003	The Neiman Marcus Group LLC (f/k/a The Neiman Marcus Group, Inc.)
42.	Red jeweled egg. Series: Jay Strongwater Christmas ornament ; NM20012	VA0001172437	1/31/2003	The Neiman Marcus Group LLC (f/k/a The Neiman Marcus Group, Inc.)
43.	Small golden finial ornament. Series: Jay Strongwater Christmas ornament, NM20016	VA0001172412	1/31/2003	The Neiman Marcus Group LLC (f/k/a The Neiman Marcus Group, Inc.)
44.	Large plum finial ornament. Series: Jay Strongwater Christmas ornament, NM20018	VA0001172410	1/31/2003	The Neiman Marcus Group LLC (f/k/a The Neiman Marcus Group, Inc.)
45.	Large red finial ornament. Series: Jay Strongwater Christmas ornament, NM20020	VA0001172394	1/31/2003	The Neiman Marcus Group LLC (f/k/a The Neiman Marcus Group, Inc.)
46.	Large topaz finial ornament. Series: Jay Strongwater Christmas ornament, NM20019	VA0001172395	1/31/2003	The Neiman Marcus Group LLC (f/k/a The Neiman Marcus Group, Inc.)
47.	Bejeweled butterfly ornament. Series: Jay Strongwater Christmas ornament ; NM20021	VA0001172431	1/31/2003	The Neiman Marcus Group LLC (f/k/a The Neiman Marcus Group, Inc.)
48.	Salamander egg ornament. Series: Jay Strongwater Christmas ornament ; NM20024	VA0001172430	1/31/2003	The Neiman Marcus Group LLC (f/k/a The Neiman Marcus Group, Inc.)
49.	Dragonfly egg ornament. Series: Jay Strongwater Christmas ornament ; NM20025	VA0001172435	1/31/2003	The Neiman Marcus Group LLC (f/k/a The Neiman Marcus Group, Inc.)
50.	Starburst heart ornament. Series: Jay Strongwater Christmas ornament ; NM20026	VA0001172434	1/31/2003	The Neiman Marcus Group LLC (f/k/a The Neiman Marcus Group, Inc.)
51.	Jeweled heart ornament. Series: Jay Strongwater Christmas ornament ; NM20027	VA0001172433	1/31/2003	The Neiman Marcus Group LLC (f/k/a The Neiman Marcus Group, Inc.)
52.	Plum ball ornament. Series: Jay Strongwater Christmas ornament ; NM20028	VA0001172432	1/31/2003	The Neiman Marcus Group LLC (f/k/a The Neiman Marcus Group, Inc.)
53.	Red crystal ball ornament. Series: Jay Strongwater Christmas ornament ; 20029	VA0001172445	1/31/2003	The Neiman Marcus Group LLC (f/k/a The Neiman Marcus Group, Inc.)

Title		Registration Number	Registration Date	Owner
54.	Plum ball ornament. Series: Jay Strongwater Christmas ornament ; NM20030	VA0001172444	1/31/2003	The Neiman Marcus Group LLC (f/k/a The Neiman Marcus Group, Inc.)
55.	Jay Strongwater Christmas ornament, gold moon/stars, NM20033. Title: Gold moons and stars.	VA0001172443	1/31/2003	The Neiman Marcus Group LLC (f/k/a The Neiman Marcus Group, Inc.)
56.	Amber daisy ball ornament. Series: Jay Strongwater Christmas ornament ; NM20034	VA0001172442	1/31/2003	The Neiman Marcus Group LLC (f/k/a The Neiman Marcus Group, Inc.)
57.	Red daisy ball ornament. Series: Jay Strongwater Christmas ornament ; NM20035	VA0001172441	1/31/2003	The Neiman Marcus Group LLC (f/k/a The Neiman Marcus Group, Inc.)
58.	Plum swirls ball ornament. Series: Jay Strongwater Christmas ornament, NM20036	VA0001172416	1/31/2003	The Neiman Marcus Group LLC (f/k/a The Neiman Marcus Group, Inc.)
59.	Red swirls ball ornament. Series: Jay Strongwater Christmas ornament, NM20037	VA0001172415	1/31/2003	The Neiman Marcus Group LLC (f/k/a The Neiman Marcus Group, Inc.)
60.	Red glass heart ornament. Series: Jay Strongwater Christmas ornament, NM20038	VA0001172414	1/31/2003	The Neiman Marcus Group LLC (f/k/a The Neiman Marcus Group, Inc.)
61.	Red jeweled ball ornament. Series: Jay Strongwater Christmas ornament, NM20039	VA0001172413	1/31/2003	The Neiman Marcus Group LLC (f/k/a The Neiman Marcus Group, Inc.)
62.	Jeweled gift ornament. Series: Jay Strongwater Christmas ornament ; NM20040	VA0001172436	1/31/2003	The Neiman Marcus Group LLC (f/k/a The Neiman Marcus Group, Inc.)
63.	Red bow egg ornament. Series: Jay Strongwater Christmas ornament, NM20041	VA0001172398	1/31/2003	The Neiman Marcus Group LLC (f/k/a The Neiman Marcus Group, Inc.)
64.	Red scallop ball ornament. Series: Jay Strongwater Christmas ornament, NM20042	VA0001172397	1/31/2003	The Neiman Marcus Group LLC (f/k/a The Neiman Marcus Group, Inc.)
65.	Red phoenix egg ornament. Series: Jay Strongwater Christmas ornament, NM20043	VA0001172396	1/31/2003	The Neiman Marcus Group LLC (f/k/a The Neiman Marcus Group, Inc.)
66.	Red scroll egg ornament. Series: Jay Strongwater Christmas ornament ; NM20045	VA0001172425	1/31/2003	The Neiman Marcus Group LLC (f/k/a The Neiman Marcus Group, Inc.)
67.	Plum lattice heart ornament. Series: Jay Strongwater Christmas ornament ; NM20046	VA0001172424	1/31/2003	The Neiman Marcus Group LLC (f/k/a The Neiman Marcus Group, Inc.)
68.	Red frog egg ornament. Series: Jay Strongwater Christmas ornament ; NM20047	VA0001172423	1/31/2003	The Neiman Marcus Group LLC (f/k/a The Neiman Marcus Group, Inc.)
69.	Green frog egg. Series: Jay Strongwater Christmas ornament, NM20048	VA0001172417	1/31/2003	The Neiman Marcus Group LLC (f/k/a The Neiman Marcus Group, Inc.)
70.	Red turtle egg ornament. Series: Jay Strongwater Christmas ornament, NM20049	VA0001172402	1/31/2003	The Neiman Marcus Group LLC (f/k/a The Neiman Marcus Group, Inc.)
71.	Green turtle egg ornament. Series: Jay Strongwater Christmas ornament, NM20050	VA0001172401	1/31/2003	The Neiman Marcus Group LLC (f/k/a The Neiman Marcus Group, Inc.)
72.	Red butterfly egg ornament. Series: Jay Strongwater Christmas ornament, NM20051	VA0001172400	1/31/2003	The Neiman Marcus Group LLC (f/k/a The Neiman Marcus Group, Inc.)

Title		Registration Number	Registration Date	Owner
73.	Green butterfly ornament. Series: Jay Strongwater Christmas ornament, NM20052	VA0001172399	1/31/2003	The Neiman Marcus Group LLC (f/k/a The Neiman Marcus Group, Inc.)
74.	Red f[l]orentine star. Series: Jay Strongwater Christmas ornament ; NM20053	VA0001172422	1/31/2003	The Neiman Marcus Group LLC (f/k/a The Neiman Marcus Group, Inc.)
75.	Baby’s first Christmas ornament. Series: Jay Strongwater Christmas ornament ; NM20054	VA0001172421	1/31/2003	The Neiman Marcus Group LLC (f/k/a The Neiman Marcus Group, Inc.)
76.	Red Florentine egg ornament. Series: Jay Strongwater Christmas ornament, NM20056	VA0001172420	1/31/2003	The Neiman Marcus Group LLC (f/k/a The Neiman Marcus Group, Inc.)
77.	Purple moons/stars ball. Series: Jay Strongwater Christmas ornament, NM20057	VA0001172419	1/31/2003	The Neiman Marcus Group LLC (f/k/a The Neiman Marcus Group, Inc.)
78.	Red moons/stars ball. Series: Jay Strongwater Christmas ornament, NM20058	VA0001172418	1/31/2003	The Neiman Marcus Group LLC (f/k/a The Neiman Marcus Group, Inc.)
79.	Salamander egg ornament. Series: Jay Strongwater Christmas ornament ; NM20059	VA0001172429	1/31/2003	The Neiman Marcus Group LLC (f/k/a The Neiman Marcus Group, Inc.)
80.	Dark amber florentine star. Series: Jay Strongwater Christmas ornament ; NM20060	VA0001172428	1/31/2003	The Neiman Marcus Group LLC (f/k/a The Neiman Marcus Group, Inc.)
81.	Plum florentine star. Series: Jay Strongwater Christmas ornament ; NM20061	VA0001172427	1/31/2003	The Neiman Marcus Group LLC (f/k/a The Neiman Marcus Group, Inc.)
82.	Plum daisy ball ornament. Series: Jay Strongwater Christmas ornament ; NM20062	VA0001172426	1/31/2003	The Neiman Marcus Group LLC (f/k/a The Neiman Marcus Group, Inc.)
83.	Red scroll egg ornament. Series: Jay Strongwater Christmas ornament, NM20066	VA0001172403	1/31/2003	The Neiman Marcus Group LLC (f/k/a The Neiman Marcus Group, Inc.)
84.	Small red finial ornament. Series: Jay Strongwater Christmas ornament, NM20017	VA0001172411	1/31/2003	The Neiman Marcus Group LLC (f/k/a The Neiman Marcus Group, Inc.)
85.	Neiman Marcus cookbook / Kevin Garvin, with John Harrisson ; photography by Ellen Silverman.	TX0005786833	11/10/2003	The Neiman Marcus Group LLC (f/k/a The Neiman Marcus Group, Inc.)
86.	Neiman Marcus Taste: Timeless American Recipes.	TX0006840535	1/10/2008	The Neiman Marcus Group LLC (f/k/a The Neiman Marcus Group, Inc.)
87.	Neiman Marcus Pop-Up Book.	TX0006961127	1/10/2008	The Neiman Marcus Group LLC (f/k/a The Neiman Marcus Group, Inc.)
88.	Orchard apple with walnuts & brandy : no. 8533 : net wt. 16 oz. (1 lb.) (454 g)	VA0000410146	4/23/1990	The Neiman Marcus Group LLC (f/k/a The Neiman Marcus Group, Inc.) and Vanex, Inc.
89.	Trifles : [catalogue].	TX0002237682 [CSN0042553]	2/1/1988	The Neiman Marcus Group LLC (f/k/a The Neiman Marcus Group, Inc.) d/b/a Horchow Mail Order, Inc.
90.	Trifles : [catalogue].	TX0002024718 [CSN0042553]	3/16/1987	The Neiman Marcus Group LLC (f/k/a The Neiman Marcus Group, Inc.) d/b/a Horchow Mail Order, Inc.
91.	Trifles : [catalogue].	TX0001741168 [CSN0042553]	1/21/1986	The Neiman Marcus Group LLC (f/k/a The Neiman Marcus Group, Inc.) d/b/a Horchow Mail Order, Inc.

Title		Registration Number	Registration Date	Owner
92.	Trifles : [catalogue].	TX0001530548 [CSN0042553]	1/15/1985	The Neiman Marcus Group LLC (f/k/a The Neiman Marcus Group, Inc.) d/b/a Horchow Mail Order, Inc.
93.	Trifles : [catalogue].	TX0001293988 [CSN0042553]	1/9/1984	The Neiman Marcus Group LLC (f/k/a The Neiman Marcus Group, Inc.) d/b/a Horchow Mail Order, Inc.
94.	Trifles : [catalogue].	TX0001047523 [CSN0042553]	1/17/1983	The Neiman Marcus Group LLC (f/k/a The Neiman Marcus Group, Inc.) d/b/a Horchow Mail Order, Inc.
95.	Trifles : [catalogue].	TX0000887327 [CSN0042553]	12/30/1981	The Neiman Marcus Group LLC (f/k/a The Neiman Marcus Group, Inc.) d/b/a Horchow Mail Order, Inc.

U.S. PATENTS

None.

FOREIGN PATENTS

None.

U.S. TRADEMARKS

Trademark/Image if any		Application Number Application Date	Registration Number Registration Date	Status	Owner
1.	745 CAFÉ	74077475 7/11/1990	1705974 8/4/1992	REGISTERED RENEWED	NM Nevada Trust
2.	ALL HEART NMG ASSOCIATES FOR A CAUSE	86826384 11/19/2015	5025701 8/23/2016	REGISTERED	NM Nevada Trust
3.	BERGDORF GOODMAN	72269394 4/18/1967	0845203 2/27/1968	REGISTERED RENEWED	NM Nevada Trust
4.	BERGDORF GOODMAN	72466163 8/20/1973	0992733 9/3/1974	REGISTERED RENEWED	NM Nevada Trust
5.	BERGDORF GOODMAN	72028482 4/19/1957	0674632 2/24/1959	REGISTERED RENEWED	NM Nevada Trust
6.	BERGDORF GOODMAN	86872976 1/12/2016	4998301 7/12/2016	REGISTERED	NM Nevada Trust
7.	BG STYLE EXPERTS	88181539 11/5/2018	—	PENDING ITU	NM Nevada Trust
8.	CRAZY GOOD CHEER	88181583 11/5/2018	—	PENDING ITU	NM Nevada Trust

Trademark/Image if any		Application Number Application Date	Registration Number Registration Date	Status	Owner
9.	C CUSP	87462201 5/24/2017	5359950 12/19/2017	REGISTERED	NM Nevada Trust
10.	CUSP	76661018 6/5/2006	3472762 7/22/2008	REGISTERED RENEWED	NM Nevada Trust
11.	Design Only	76676700 5/11/2007	3587563 3/10/2009	REGISTERED	NM Nevada Trust
12.	Design Only	73079389 3/8/1976	1152461 4/28/1981	REGISTERED RENEWED	NM Nevada Trust
13.	Design Only	73256304 3/31/1980	1185014 1/5/1982	REGISTERED RENEWED	NM Nevada Trust
14.	GOODMAN’S	86478230 12/11/2014	4739199 5/19/2015	REGISTERED	NM Nevada Trust
15.	GRAND FINALE	73769815 12/16/1988	1558578 9/26/1989	REGISTERED RENEWED	NM Nevada Trust
16.	HOLIDAY GLORIES	78198064 12/26/2002	2857879 6/29/2004	REGISTERED RENEWED	NM Nevada Trust
17.	HORCHOW	74099076 9/21/1990	1673768 1/28/1992	REGISTERED RENEWED	NM Nevada Trust
18.	HORCHOW	74098916 9/20/1990	1651562 7/23/1991	REGISTERED RENEWED	NM Nevada Trust
19.	HORCHOW	73347133 1/25/1982	1249400 8/23/1983	REGISTERED RENEWED	NM Nevada Trust
20.	HORCHOW	73347132 1/25/1982	1262784 1/3/1984	REGISTERED RENEWED	NM Nevada Trust

Trademark/Image if any		Application Number Application Date	Registration Number Registration Date	Status	Owner
21.	HORCHOW FINALE	76390251 4/3/2002	2688395 2/18/2003	REGISTERED RENEWED	NM Nevada Trust
22.	HORCHOW GIFT CARD	8633328 7/10/2014	4679072 1/27/2015	REGISTERED	NM Nevada Trust
23.	INCIRCLE	87666809 10/31/2017	5630717 12/18/2018	REGISTERED	NM Nevada Trust
24.	INCIRCLE ENTRÉE	75606548 12/16/1998	2302197 12/21/1999	REGISTERED RENEWED	NM Nevada Trust
25.	LAST CALL	74311238 9/4/1992	1774545 6/1/1993	REGISTERED RENEWED	NM Nevada Trust
26.	LINDA’S AT BERGDORF GOODMAN	87394266 3/31/2017	5476817 5/22/2018	REGISTERED	NM Nevada Trust
27.	LITTLE BG	88079762 8/15/2018	—	PENDING ITU	NM Nevada Trust
28.	MAKE SOME NOISE	86293824 5/28/2014	4667074 1/6/2015	REGISTERED	NM Nevada Trust
29.
30.	NEIMA.COM	87882139 4/18/2018	—	PENDING ITU	NM Nevada Trust
31.	NEIMAN MARCUS	88146931 10/8/2018	—	PENDING ITU	NM Nevada Trust
32.	NEIMAN MARCUS	74216290 10/25/1991	1733202 11/17/1992	REGISTERED RENEWED	NM Nevada Trust
33.	NEIMAN MARCUS	73756014 10/5/1988	1593195 4/24/1990	REGISTERED RENEWED	NM Nevada Trust
34.	NEIMAN MARCUS	75433896 2/13/1998	2209260 12/8/1998	REGISTERED RENEWED	NM Nevada Trust

Trademark/Image if any		Application Number Application Date	Registration Number Registration Date	Status	Owner
35.	NEIMAN MARCUS	72377875 12/4/1970	934177 5/16/1972	REGISTERED RENEWED	NM Nevada Trust
36.	NEIMAN MARCUS LAST CALL	86019456 7/25/2013	4440392 11/26/2013	REGISTERED	NM Nevada Trust
37.	NEIMAN-MARCUS	73196302 12/11/1978	1154006 5/12/1981	REGISTERED RENEWED	NM Nevada Trust
38.	NEIMAN-MARCUS	71664021 4/6/1954	0601375 1/25/1955	REGISTERED RENEWED	NM Nevada Trust
39.	NEW LEVEL OF BEAUTY	75834236 10/28/1999	2541276 2/19/2002	REGISTERED RENEWED	NM Nevada Trust
40.	NM	73777452 1/30/1989	1558605 9/26/1989	REGISTERED RENEWED	NM Nevada Trust
41.	NM	76415449 5/30/2002	2758362 9/2/2003	REGISTERED RENEWED	NM Nevada Trust
42.	NM DAILY	85953685 6/7/2013	4440315 11/26/2013	REGISTERED	NM Nevada Trust
43.	NM GIFT CARD	75279273 4/22/1997	2137494 2/17/1998	REGISTERED RENEWED	NM Nevada Trust
44.	NM ON THE GO	86523239 2/3/2015	4928838 3/29/2016	REGISTERED	NM Nevada Trust
45.	NM TO GO	75568610 10/13/1998	2289047 10/26/1999	REGISTERED RENEWED	NM Nevada Trust
46.	NMBUZZ	85763869 10/25/2012	4353862 6/18/2013	REGISTERED	NM Nevada Trust
47.	NMG RESOLUTIONS	77352859 12/14/2007	3475891 7/29/2008	REGISTERED RENEWED	NM Nevada Trust
48.	RED RIVER	73396230 9/30/1982	1288052 7/31/1984	REGISTERED RENEWED	NM Nevada Trust

Trademark/Image if any		Application Number Application Date	Registration Number Registration Date	Status	Owner
49.	STILETTO STRUT	86954924 3/28/2016	5351274 12/5/2017	REGISTERED	NM Nevada Trust
50.	SWEET PEPPERS	74308816 8/27/1992	1766092 4/20/1993	REGISTERED RENEWED	NM Nevada Trust
51.	THE ART OF FASHION	75377610 10/22/1997	2277234 9/14/1999	REGISTERED RENEWED	NM Nevada Trust
52.	THE BOOK	76417927 6/5/2002	2697746 3/18/2003	REGISTERED RENEWED	NM Nevada Trust
53.	THE BOOK	75606549 12/16/1998	2317384 2/8/2000	REGISTERED RENEWED	NM Nevada Trust
54.	THE FRESHMARKET	74225486 11/26/1991	1804890 11/16/1993	REGISTERED RENEWED	NM Nevada Trust
55.	THE HEART OF NEIMAN MARCUS	86809613 11/4/2015	4996791 7/12/2016	REGISTERED	NM Nevada Trust
56.	THE MERMAID BAR	74225488 11/26/1991	1726520 10/20/1992	REGISTERED RENEWED	NM Nevada Trust
57.	THE NM CAFE	74212602 10/11/1991	1726506 10/20/1992	REGISTERED RENEWED	NM Nevada Trust
58.	THE ZODIAC	73355186 3/18/1982	1218744 11/30/1982	REGISTERED RENEWED	NM Nevada Trust
59.	VERY BERGDORF	78270175 7/3/2003	2856065 6/22/2004	REGISTERED RENEWED	NM Nevada Trust

U.S. STATE TRADEMARKS

Trademark/Image if any		Jurisdiction	Registration Number Registration Date	Owner	Status
1.	LAST CALL STUDIO	Louisiana	652126 5/21/2014	The Neiman Marcus Group LLC	REGISTERED

FOREIGN TRADEMARKS

Trademark/Image if any		Jurisdiction	Application Number Application Date	Registration Number Registration Date	Owner	Status
2.	BERGDORF GOODMAN	Argentina	3187601 8/29/2012	2613862 12/5/2013	NM Nevada Trust	REGISTERED
3.	BERGDORF GOODMAN	Argentina	3187600 8/29/2012	2613861 12/5/2013	NM Nevada Trust	REGISTERED
4.	NEIMAN MARCUS	Argentina	3187598 8/29/2012	2690481 11/28/2014	NM Nevada Trust	REGISTERED
5.	NEIMAN MARCUS	Argentina	3154277 3/28/2012	2516540 7/23/2012	NM Nevada Trust	REGISTERED
6.	NEIMAN MARCUS	Australia	1576523 8/23/2013	1576523 8/23/2013	NM Nevada Trust	REGISTERED
7.	NEIMAN-MARCUS	Benelux	709298 12/23/1987	R 157421 9/1/1988	NM Nevada Trust	REGISTERED RENEWED
8.	BERGDORF GOODMAN	Brazil	840247745 8/28/2012	840247745 9/27/2016	NM Nevada Trust	REGISTERED
9.	BERGDORF GOODMAN	Brazil	840247729 8/28/2012	8402477294/12/2016	NM Nevada Trust	REGISTERED
10.	NEIMAN MARCUS	Brazil	840247737 8/28/2012	840247737 9/27/2016	NM Nevada Trust	REGISTERED
11.	NEIMAN MARCUS	Brazil	818619490 6/30/1995	818619490 10/14/1997	NM Nevada Trust	REGISTERED RENEWED
12.	BERGDORF GOODMAN	Canada	037194500 1/25/1974	TMA213031 4/2/1976	NM Nevada Trust	REGISTERED RENEWED
13.	BERGDORF GOODMAN	Canada	030786200 9/22/1967	TMA165467 10/3/1969	NM Nevada Trust	REGISTERED RENEWED
14.	BERGDORF GOODMAN	Canada	030786000 9/22/1967	TMA165316 9/26/1969	NM Nevada Trust	REGISTERED RENEWED

Trademark/Image if any		Jurisdiction	Application Number Application Date	Registration Number Registration Date	Owner	Status

15.	CUSP	Canada	1636992 7/26/2013	TMA911690 8/19/2015	NM Nevada Trust	REGISTERED
16.	HORCHOW	Canada	063260700 5/24/1989	TMA379978 2/15/1991	NM Nevada Trust	REGISTERED RENEWED
17.	HORCHOW	Canada	063262100 5/24/1989	TMA379980 2/15/1991	NM Nevada Trust	REGISTERED RENEWED
18.	MISS BERGDORF	Canada	038052900 11/14/1974	TMA212712 3/12/1976	NM Nevada Trust	REGISTERED RENEWED
19.	NEIMAN-MARCUS	Canada	035394200 6/2/1972	TMA191255 5/25/1973	NM Nevada Trust	REGISTERED RENEWED
20.	NEIMAN MARCUS	Chile	1242730 2/17/2017	—	NM Nevada Trust	PENDING
21.	NEIMAN MARCUS	Chile	977658 12/16/1988	943848 5/17/1991	NM Nevada Trust	REGISTERED RENEWED
22.	BAO GE	China	11198999 7/12/2012	11198999 12/7/2013	NM Nevada Trust	REGISTERED
23.	BAO GE	China	11198997 7/12/2012	11198997 12/7/2013	NM Nevada Trust	REGISTERED
24.	BAO GE	China	11199002 7/12/2012	11199002 12/7/2013	NM Nevada Trust	REGISTERED
25.	BAO GE	China	11199001 8/16/2012	11199001 12/7/2013	NM Nevada Trust	REGISTERED
26.	BAO GE	China	11359017 8/16/2012	11359017 1/21/2014	NM Nevada Trust	REGISTERED
27.	BAO GE	China	11359262 8/16/2012	11359262 8/21/2014	NM Nevada Trust	REGISTERED
28.	BAO GE	China	11198998 7/12/2012	11198998 12/7/2013	NM Nevada Trust	REGISTERED
29.	BAO GE	China	11199000 7/12/2012	11199000 12/7/2013	NM Nevada Trust	REGISTERED
30.	BAO GE	China	11199003 7/12/2012	11199003 12/7/2013	NM Nevada Trust	REGISTERED
31.	BAOGE	China	11199005 7/12/2012	11199005 12/7/2013	NM Nevada Trust	REGISTERED
32.	BAOGE	China	11199007 7/12/2012	11199007 7/14/2014	NM Nevada Trust	REGISTERED
33.	BAOGE	China	11199009 7/12/2012	11199009 12/7/2013	NM Nevada Trust	REGISTERED
34.	BAOGE	China	11199004 7/12/2012	11199004 12/7/2013	NM Nevada Trust	REGISTERED

Trademark/Image if any		Jurisdiction	Application Number Application Date	Registration Number Registration Date	Owner	Status
35.	BAOGE	China	11199006 7/12/2012	11199006 7/14/2014	NM Nevada Trust	REGISTERED
36.	BAOGE	China	11199008 7/12/2012	11199008 4/28/2014	NM Nevada Trust	REGISTERED
37.	BAOGE	China	11199010 7/12/2012	11199010 12/7/2013	NM Nevada Trust	REGISTERED
38.	BERGDORF	China	10505671 2/20/2012	10505671 11/28/2013	NM Nevada Trust	REGISTERED
39.	BERGDORF	China	10505672 2/20/2012	10505672 4/14/2013	NM Nevada Trust	REGISTERED
40.	BERGDORF	China	10505673 2/20/2012	10505673 5/28/2013	NM Nevada Trust	REGISTERED
41.	BERGDORF	China	10293658 12/12/2011	10293658 2/14/2013	NM Nevada Trust	REGISTERED
42.	BERGDORF	China	10293659 12/12/2011	10293659 8/7/2013	NM Nevada Trust	REGISTERED
43.	BERGDORF	China	10293657 12/12/2011	10293657 3/7/2013	NM Nevada Trust	REGISTERED
44.	BERGDORF GOODMAN	China	10505668 2/20/2012	10505668 5/28/2013	NM Nevada Trust	REGISTERED
45.	BERGDORF GOODMAN	China	10505667 2/20/2012	10505667 4/14/2013	NM Nevada Trust	REGISTERED
46.	BERGDORF GOODMAN	China	3013771 11/8/2001	3013771 1/28/2003	NM Nevada Trust	REGISTERED RENEWED
47.	BERGDORF GOODMAN bo dao fu gu de man	China	8801110 11/2/2010	8801110 12/7/2011	NM Nevada Trust	REGISTERED
48.	BERGDORF GOODMAN	China	11198992 7/12/2012	11198992 12/7/2013	NM Nevada Trust	REGISTERED
49.	BERGDORF GOODMAN	China	11198993 7/12/2012	11198993 12/7/2013	NM Nevada Trust	REGISTERED
50.	BERGDORF GOODMAN	China	11198991 7/12/2012	11198991 12/7/2013	NM Nevada Trust	REGISTERED
51.	BERGDORF GOODMAN	China	11198995 7/12/2012	11198995 10/21/2015	NM Nevada Trust	REGISTERED

Trademark/Image if any		Jurisdiction	Application Number Application Date	Registration Number Registration Date	Owner	Status
52.	BERGDORF GOODMAN	China	11198996 7/12/2012	11198996 6/14/2014	NM Nevada Trust	REGISTERED
53.	BERGDORF GOODMAN	China	11199012 7/12/2012	11199012 5/7/2014	NM Nevada Trust	REGISTERED
54.	BERGDORF GOODMAN	China	11199011 7/12/2012	11199011 10/21/2015	NM Nevada Trust	REGISTERED
55.	BERGDORF GOODMAN	China	11186483 7/10/2012	11186483 11/28/2013	NM Nevada Trust	REGISTERED
56.	BERGDORF GOODMAN	China	10927909 5/12/2012	10927909 12/14/2013	NM Nevada Trust	REGISTERED
57.	BERGDORF GOODMAN	China	10293638 12/12/2011	10293638 4/28/2016	NM Nevada Trust	REGISTERED
58.	BERGDORF GOODMAN	China	10293639 12/12/2011	10293639 4/14/2014	NM Nevada Trust	REGISTERED
59.	BERGDORF GOODMAN	China	11198994 7/12/2012	11198994 2/7/2016	NM Nevada Trust	REGISTERED
60.	BERGDORF GOODMAN	China	11359015 8/16/2012	11359015 4/7/2014	NM Nevada Trust	REGISTERED
61.	BERGDORF GOODMAN	China	11359016 8/16/2012	11359016 4/7/2014	NM Nevada Trust	REGISTERED
62.	BO DAO FU	China	10652027 3/21/2012	10652027 6/7/2013	NM Nevada Trust	REGISTERED
63.	BO DAO FU	China	10652029 3/21/2012	10652029 6/7/2013	NM Nevada Trust	REGISTERED
64.	BO DAO FU	China	10652028 3/21/2012	10652028 6/7/2013	NM Nevada Trust	REGISTERED
65.	BO DAO FU	China	10652030 3/21/2012	10652030 6/7/2013	NM Nevada Trust	REGISTERED
66.	BO DAO FU GU DE MAN	China	10652021 3/21/2012	10652021 6/7/2014	NM Nevada Trust	REGISTERED
67.	BO DAO FU GU DE MAN	China	10652022 3/21/2012	10652022 6/7/2013	NM Nevada Trust	REGISTERED

Trademark/Image if any		Jurisdiction	Application Number Application Date	Registration Number Registration Date	Owner	Status
68.	BO DAO FU SI	China	10652023 3/21/2012	10652023 6/7/2013	NM Nevada Trust	REGISTERED
69.	BO DAO FU SI	China	10652025 3/21/2012	10652025 6/7/2013	NM Nevada Trust	REGISTERED
70.	BO DAO FU SI	China	10652026 3/21/2012	10652026 6/7/2013	NM Nevada Trust	REGISTERED
71.	BO DAO FU SI	China	10652024 3/21/2012	10652024 6/7/2013	NM Nevada Trust	REGISTERED
72.	NAI MAN MA KU SI	China	10652042 3/21/2012	10652042 6/7/2013	NM Nevada Trust	REGISTERED
73.	NAI MAN MA KU SI	China	10652039 3/21/2012	10652039 6/7/2013	NM Nevada Trust	REGISTERED
74.	NAI MAN MA KU SI	China	10652040 3/21/2012	10652040 5/14/2013	NM Nevada Trust	REGISTERED
75.	NAI MAN MA KU SI	China	10652041 3/21/2012	10652041 5/21/2013	NM Nevada Trust	REGISTERED
76.	NAI MAN SI	China	10652032 3/21/2012	10652032 6/7/2013	NM Nevada Trust	REGISTERED
77.	NAI MAN SI	China	10652033 3/21/2012	10652033 6/7/2013	NM Nevada Trust	REGISTERED
78.	NAI MAN SI	China	10652031 3/21/2012	10652031 6/7/2013	NM Nevada Trust	REGISTERED
79.	NAI MAN SI	China	10652034 3/21/2012	10652034 6/7/2013	NM Nevada Trust	REGISTERED
80.	NEIMAN MARCUS	China	10505670 2/20/2012	10505670 5/28/2013	NM Nevada Trust	REGISTERED
81.	NEIMAN MARCUS	China	10505669 2/20/2012	10505669 8/7/2013	NM Nevada Trust	REGISTERED

Trademark/Image if any		Jurisdiction	Application Number Application Date	Registration Number Registration Date	Owner	Status
82.	NEIMAN MARCUS	China	11359261 8/16/2012	11359261 4/14/2015	NM Nevada Trust	REGISTERED
83.	NEIMAN MARCUS	China	10293641 12/12/2011	10293641 3/7/2014	NM Nevada Trust	REGISTERED
84.	NEIMAN MARCUS	China	3280328 8/20/2002	3280328 8/21/2010	NM Nevada Trust	REGISTERED
85.	NEIMANMARCUS	China	10927908 5/17/2012	10927908 12/14/2013	NM Nevada Trust	REGISTERED
86.	NEIMANMARCUS	China	10293640 12/12/2011	10293640 4/7/2015	NM Nevada Trust	REGISTERED
87.	NEIMANS	China	10505676 2/20/2012	10505676 5/28/2013	NM Nevada Trust	REGISTERED
88.	NEIMANS	China	10505675 2/20/2012	10505675 4/14/2013	NM Nevada Trust	REGISTERED
89.	NEIMANS	China	10505674 2/20/2012	10505674 2/21/2014	NM Nevada Trust	REGISTERED
90.	NEIMANS	China	10293656 12/12/2011	10293656 4/7/2015	NM Nevada Trust	REGISTERED
91.	NEIMANS	China	10293655 12/12/2011	10293655 2/14/2013	NM Nevada Trust	REGISTERED
92.	NEIMANS	China	10293643 12/12/2011	10293643 2/14/2013	NM Nevada Trust	REGISTERED
93.	NM EDITS	China	12087745 1/23/2013	12087745 7/14/2014	NM Nevada Trust	REGISTERED
94.	NI MAN	China	11199013 7/12/2012	11199013 12/7/2013	NM Nevada Trust	REGISTERED
95.	NI MAN	China	11359014 8/16/2012	11359014 11/14/2015	NM Nevada Trust	REGISTERED
96.	NI MAN MA GE	China	10682113 3/27/2012	10682113 5/28/2013	NM Nevada Trust	REGISTERED
97.	NI MAN MA GE	China	10682110 3/27/2012	10682110 5/28/2013	NM Nevada Trust	REGISTERED
98.	NI MAN MA GE	China	10682111 3/27/2012	10682111 5/28/2013	NM Nevada Trust	REGISTERED
99.	NI MAN MA GE	China	10682112 3/27/2012	10682112 5/28/2013	NM Nevada Trust	REGISTERED

100.	BERGDORF GOODMAN	Colombia	9224445235 —	121107 4/21/1983	NM Nevada Trust	REGISTERED RENEWED
101.	BERGDORF GOODMAN	Community Trademarks	176628 4/1/1996	176628 11/25/1998	NM Nevada Trust	REGISTERED RENEWED
102.	NEIMAN MARCUS	Community Trademarks	176560 4/1/1996	176560 11/25/1998	NM Nevada Trust	REGISTERED RENEWED
103.	BERGDORF	Hong Kong	302150586 2/1/2012	302150586 2/1/2012	NM Nevada Trust	REGISTERED
104.	BERGDORF GOODMAN	Hong Kong	302150595 2/1/2012	302150595 2/1/2012	NM Nevada Trust	REGISTERED
105.	NEIMAN MARCUS	Hong Kong	302150568 2/1/2012	302150568 2/1/2012	NM Nevada Trust	REGISTERED
106.	NEIMAN MARCUS	Hong Kong	199406034 4/1/1992	199406034 4/1/1992	NM Nevada Trust	REGISTERED RENEWED
107.	NEIMAN-MARCUS	Hong Kong	19810069 9/24/1979	19810069 9/24/1979	NM Nevada Trust	REGISTERED RENEWED
108.	NEIMANS	Hong Kong	302150577 2/1/2012	302150577 2/1/2012	NM Nevada Trust	REGISTERED
109.	BERGDORF GOODMAN	Indonesia	J002012023664 5/21/2012	IDM000451554 1/26/2015	NM Nevada Trust	REGISTERED
110.	NEIMAN MARCUS	Indonesia	D00.2003.01795.01821 1/24/2003	IDM000391718 1/24/2003	NM Nevada Trust	REGISTERED RENEWED
111.	NEIMAN MARCUS	Indonesia	J002010036779 10/13/2010	IDM00047283 4/22/2015	NM Nevada Trust	REGISTERED
112.	BERGDORF GOODMAN	Japan	2011-090790 12/16/2011	5593868 6/28/2013	NM Nevada Trust	REGISTERED
113.	BERGDORF GOODMAN	Japan	S48-129598 8/13/1973	1648446 1/26/1984	NM Nevada Trust	REGISTERED RENEWED
114.	HORCHOW	Japan	H07-092117 9/8/1995	4071160 10/17/1997	NM Nevada Trust	REGISTERED RENEWED
115.	HORCHOW	Japan	H07-092118 9/8/1995	3350113 10/3/1997	NM Nevada Trust	REGISTERED RENEWED

Trademark/Image if any		Jurisdiction	Application Number Application Date	Registration Number Registration Date	Owner	Status
116.	HORCHOW	Japan	H07-092119 9/8/1995	3354442 10/24/1997	NM Nevada Trust	REGISTERED RENEWED
117.	HORCHOW	Japan	H07-006708 1/30/1995	4012000 6/13/1997	NM Nevada Trust	REGISTERED RENEWED
118.	NEIMAN MARCUS	Japan	2011-090789 12/16/2011	5593867 6/28/2013	NM Nevada Trust	REGISTERED
119.	NEIMAN MARCUS	Japan	H07-092120 9/8/1995	4071161 10/17/1997	NM Nevada Trust	REGISTERED RENEWED
120.	NEIMAN MARCUS	Japan	H07-092121 9/8/1995	4064383 10/3/1997	NM Nevada Trust	REGISTERED RENEWED
121.	NEIMAN MARCUS	Japan	H07-092122 9/8/1995	4002773 5/23/1997	NM Nevada Trust	REGISTERED RENEWED
122.	NEIMAN MARCUS	Japan	S63-078627 7/11/1988	2297503 1/31/1991	NM Nevada Trust	REGISTERED RENEWED
123.	NEIMAN MARCUS	Japan	S54-086434 11/14/1979	1758188 4/23/1985	NM Nevada Trust	REGISTERED RENEWED
124.	NEIMAN MARCUS	Japan	S54-086433 11/14/1979	1586076 5/26/1983	NM Nevada Trust	REGISTERED RENEWED
125.	NEIMAN MARCUS	Japan	S54-086432 11/14/1979	1607515 7/28/1983	NM Nevada Trust	REGISTERED RENEWED

Trademark/Image if any		Jurisdiction	Application Number Application Date	Registration Number Registration Date	Owner	Status
126.	NEIMAN MARCUS	Japan	S54-014915 3/5/1979	1618015 9/29/1983	NM Nevada Trust	REGISTERED RENEWED
127.	NEIMAN MARCUS	Japan	S48-031809 2/21/1973	1194625 4/12/1976	NM Nevada Trust	REGISTERED RENEWED
128.	NEIMAN-MARCUS	Japan	S47-120033 8/31/1972	1166438 10/27/1975	NM Nevada Trust	REGISTERED RENEWED
129.	NM NEIMAN MARCUS	Japan	H07-092124 9/8/1995	4071162 10/17/1997	NM Nevada Trust	REGISTERED RENEWED
130.	NM NEIMAN MARCUS	Japan	H07-092125 9/8/1995	4064384 10/3/1997	NM Nevada Trust	REGISTERED RENEWED
131.	NM NEIMAN MARCUS	Japan	H07-092126 9/8/1995	4002774 5/23/1997	NM Nevada Trust	REGISTERED RENEWED
132.	NM NEIMAN MARCUS	Japan	H07-092127 9/8/1995	4009125 6/6/1997	NM Nevada Trust	REGISTERED RENEWED
133.	RED RIVER	Japan	H07-092123 9/8/1995	4034705 7/25/1997	NM Nevada Trust	REGISTERED RENEWED
134.	RED RIVER	Japan	H09-179891 11/27/1997	4258331 4/2/1999	NM Nevada Trust(1)	REGISTERED RENEWED
135.	NEIMAN MARCUS	Macao	N/79923 10/17/2013	N/79923 6/12/2014	NM Nevada Trust	REGISTERED
136.	NEIMAN-MARCUS	Mexico	222916 9/19/1983	295388 12/9/1983	NM Nevada Trust	REGISTERED RENEWED

(1)                                 Assignment from The Neiman Marcus Group, Inc. to NM Nevada Trust to be filed with Japanese Trademark Office.

Trademark/Image if any		Jurisdiction	Application Number Application Date	Registration Number Registration Date	Owner	Status
137.	NEIMAN-MARCUS	Mexico	222915 9/19/1983	295387 12/9/1983	NM Nevada Trust	REGISTERED RENEWED
138.	NEIMAN-MARCUS	Mexico	222917 9/19/1983	295389 12/9/1983	NM Nevada Trust	REGISTERED RENEWED
139.	NEIMAN-MARCUS	Mexico	222918 9/19/1983	295390 12/9/1983	NM Nevada Trust	REGISTERED RENEWED
140.	NEIMAN-MARCUS	Mexico	222914 9/19/1983	295386 12/9/1983	NM Nevada Trust	REGISTERED RENEWED
141.	NEIMAN-MARCUS	Mexico	205219 8/31/1982	328936 7/14/1987	NM Nevada Trust	REGISTERED RENEWED
142.	NEIMAN-MARCUS	Mexico	150590 8/21/1979	230608 9/13/1979	NM Nevada Trust	REGISTERED RENEWED
143.	NEIMAN-MARCUS	Peru	180003-2003 2/4/1993	P00001825 10/12/1993	NM Nevada Trust	REGISTERED RENEWED
144.	BERGDORF GOODMAN	South Korea	45-2013-0003271 6/13/2012	45-0051647 10/16/2014	NM Nevada Trust	REGISTERED
145.	BERGDORF GOODMAN	South Korea	45-2011-0004881 10/27/2011	45-0045414 7/10/2013	NM Nevada Trust	REGISTERED
146.	NEIMAN MARCUS	South Korea	45-2011-0004048 9/9/2011	4500447840000 5/14/2013	NM Nevada Trust	REGISTERED
147.	NEIMAN MARCUS	South Korea	4020080053237 11/13/2008	4008168080000 3/12/2010	NM Nevada Trust	REGISTERED
148.	NEIMAN MARCUS	Taiwan	102059114 10/24/2013	01707955 5/16/2015	NM Nevada Trust	REGISTERED
149.	NEIMAN MARCUS	Turkey	2013/83102 10/4/2013	2013 83102 4/8/2014	NM Nevada Trust	REGISTERED
150.	BERGDORF GOODMAN	United Kingdom	1024846 2/12/1974	1024846 2/12/1974	NM Nevada Trust	REGISTERED RENEWED
151.	NEIMAN MARCUS	United Kingdom	1522317 12/24/1992	1522317 11/25/1994	NM Nevada Trust	REGISTERED RENEWED

SCHEDULE III

FILING JURISDICTIONS

LEGAL NAMES, FILING JURISDICTIONS AND

LOCATIONS OF CHIEF EXECUTIVE OFFICE

Legal Name	Filing Jurisdiction	Chief Executive Office

Mariposa Borrower, Inc.	Delaware	1618 Main Street, Dallas, Texas 75201
Bergdorf Goodman Inc.	New York	754 Fifth Avenue, New York, New York 10019
Bergdorf Graphics, Inc.	New York	754 Fifth Avenue, New York, New York 10019
BG Productions, Inc.	Delaware	1618 Main Street, Dallas, Texas 75201
Neiman Marcus Group LTD LLC	Delaware	1618 Main Street, Dallas, Texas 75201
NEMA Beverage Corporation	Texas	1618 Main Street, Dallas, Texas 75201
NEMA Beverage Holding Corporation	Texas	1618 Main Street, Dallas, Texas 75201
NEMA Beverage Parent Corporation	Texas	1618 Main Street, Dallas, Texas 75201
NM Bermuda, LLC	Delaware	1618 Main Street, Dallas, Texas 75201
NM Financial Services, Inc.	Delaware	1618 Main Street, Dallas, Texas 75201

Legal Name	Filing Jurisdiction	Chief Executive Office

NM Nevada Trust	Massachusetts	3200 Las Vegas Blvd., Las Vegas, NV
NMG Global Mobility, Inc.	Delaware	1618 Main Street, Dallas, Texas 75201
The Neiman Marcus Group LLC	Delaware	1618 Main Street, Dallas, Texas 75201
NMGP, LLC	Virginia	1618 Main Street, Dallas, Texas 75201
Worth Avenue Leasing Company	Florida	1618 Main Street, Dallas, Texas 75201
NMG California Salon LLC	California	9700 Wilshire Blvd, Beverly Hills, CA 90212
NMG Florida Salon LLC	Florida	5860 Glades Road, Boca Raton, FL 33431
NMG Salon Holdings LLC	Delaware	1618 Main Street, Dallas, Texas 75201
NMG Salons LLC	Delaware	1618 Main Street, Dallas, Texas 75201
NMG Texas Salon LLC	Texas	1618 Main Street, Dallas, Texas 75201
The NMG Subsidiary LLC	Delaware	1618 Main Street, Dallas, Texas 75201

SCHEDULE IV

COMMERCIAL TORT CLAIMS

Reference is made to the class action settlement involving Visa and Mastercard, who separately and together with certain banks, engaged with certain actions that resulted in merchants paying excessive interchange fees when accepting Visa and Mastercard credit and debit cards in connection with store and online purchases.  Under the settlement, Visa, Mastercard and other bank defendants have agreed to provide approximately $6.24 billion in class settlement funds.  The net class settlement fund will be used to pay valid claims of merchants that accepted Visa and Mastercard credit or debit cards between January 1, 2004 through January 25, 2019.

The Court has given preliminary approval to this settlement.  A Court hearing is set for November 7, 2019 for the Court to officially approve of the settlement.

Merchants have until July 23, 2019 to decide if they will stay in the settlement and wait to file a claim, object to the settlement and file a notice to appear with the Court, or to opt out and make a separate claim.

The Company is in the process of evaluating the potential recovery on its portion of the claims and believes there is a reasonable chance such recovery will exceed $2.5 million.